UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2021

Date of reporting period:	November 1, 2020 – October 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam INVESTMENTS

Putnam Multi-Asset Absolute Return Fund

Annual report
10 | 31 | 21

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PDMAX

Putnam Multi-Asset
Absolute Return
Fund

Annual report
10 | 31 | 21

Message from the Trustees

December 9, 2021

Dear Fellow Shareholder:

In 2021, the stock market had another above-average year. Corporate earnings rose as the economy reopened and stimulus policies helped increase demand. Bonds, on the other hand, had a subpar year amid higher inflation. To respond to inflation risk, in part, the U.S. Federal Reserve has begun to reduce its monthly asset purchases, a program put in place during the Covid-19 pandemic.

Changes and opportunities lie ahead. In November, Congress passed the bipartisan Infrastructure Investment and Jobs Act. It will increase funding for roads, ports, rail, and other projects in the coming decade.

As companies continue to adapt to the pandemic, many of them face new challenges, like rebuilding supply chains, hiring workers, and addressing climate risk. Amid all of it, Putnam’s researchers will be actively looking for potential investments to meet the goals of your fund.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/21. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 16.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Jason, how did stocks perform for the reporting period?

Stocks advanced for much of the period. Record monetary and fiscal stimulus, the availability of multiple Covid-19 vaccines, and signs of a global economic recovery were supportive of risk assets. Investors seemed to shake off periodic headwinds, including a resurgence in Covid-19 cases caused by the Delta variant and rising inflation. A $1.9 trillion U.S. relief bill enacted in March 2021, along with strong corporate earnings, helped lift investor sentiment. U.S. stocks, as measured by the S&P 500 Index, posted a remarkable return of 42.91% for the period.

How did bonds perform for the reporting period?

The Federal Reserve purchased billions of dollars’ worth of U.S. Treasuries, mortgage-backed and corporate bonds, and exchange-traded funds, helping to keep interest rates low. By mid-period, stimulus-fueled growth and rising inflation began to caution investors, as they weighed the potential for a shift in central bank policy. Yields on longer-term U.S. Treasuries edged higher, while shorter-term yields remained low.

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Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Negative weights may result from timing differences between trade and settlement dates of securities, such as to-be-announced (TBA) commitments, or by the use of derivatives. Holdings and allocations may vary over time.

In late September 2021, the Fed indicated it was ready to scale back its monthly asset purchases as soon as November and could increase rates in 2022. Uncertainty in Washington, D.C., over a proposed $1.2 trillion infrastructure package also tempered market sentiment. The interest-rate-sensitive Bloomberg U.S. Aggregate Bond Index, a measure of investment-grade corporate bonds, posted a loss of 0.48% for the period. The yield on the benchmark 10-year U.S. Treasury note fluctuated but ended the period higher at 1.55% compared with 0.87% at the start of the period.

How did the fund perform for the reporting period?

The fund’s class A shares posted a loss of 0.49%, underperforming the fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, which posted a gain of 0.06% for the period.

Can you provide an overview of the fund’s strategies?

The fund pursues risk-and-return characteristics by dynamically allocating assets using a combination of directional [market sensitive] and nondirectional [market neutral] strategies.

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The directional portion of the portfolio consists of two components: a risk-balanced portfolio of stocks and bonds designed to efficiently capture long-term market returns and a dynamic asset allocation overlay to reflect tactical views. The overlay consists of tactical long and short positions to equities, interest rates, credit, and commodities based on the team’s expectations for each of these asset classes. The team manages both the composition and total level of risk, depending on market conditions and the prevailing opportunity set.

The nondirectional portion of the portfolio consists of long/short market neutral strategies intended to provide flexible uncorrelated sources of alpha.

What strategies had the biggest influence on performance for the reporting period?

Directional strategies benefited fund performance over the period. The equity portion of the risk-balanced portfolio finished the period positive. Our tactical position to equity risk also enhanced results. The portfolio’s positioning to equity risk ranged from modestly long to long before we removed the position at the end of August 2021. This positioning lifted performance as stocks soared to new highs due

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/21. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Asset Absolute Return Fund 5

to more stimulus, Covid-19 progress, and signs of economic recovery. Overall, the portfolio was net long to equity risk, which resulted in a positive contribution from directional equity exposure.

The fixed income portion of the risk-balanced portfolio finished the period negative. Our tactical positioning to interest-rate risk slightly weakened fund performance. At the start of the period, we had a modest tactical short position to interest-rate risk and then moved to a neutral position at the beginning of December 2020. We returned to a modest short position at the beginning of May 2021. Overall, the portfolio was net long to interest-rate risk, which resulted in a negative contribution from directional interest-rate exposure.

A tactical long position to commodity risk, implemented in January 2021, also lifted performance. A modest tactical long position to credit risk slightly added to results. We removed both positions in August 2021.

Overall, nondirectional strategies detracted from fund results, mostly due to weakness in our equity selection alpha strategies. Most notably, our quantitative emerging market equity long/short, opportunistic reflation, and forensic accounting long/short strategies were negative for the period. Our fixed income sector alpha strategy finished the period negative, due to a strategy that shorts U.S. real yields. Our currency alpha strategy experienced a similar loss for the period. Fixed income selection alpha slightly detracted, driven by a strategy focused on structured mortgage credit.

Our commodity alpha strategy was the largest positive contributor from our nondirectional exposures. Alternative beta was also additive, due to strength from our volatility carry strategy. Our regional fixed income strategy, which takes a long position on high-yield debt and a short position on emerging market debt, finished the period slightly positive.

How were derivatives used during the reporting period?

We used options to hedge duration and convexity, isolate and hedge prepayment risk, gain exposure to interest rates and securities,

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Multi-Asset Absolute Return Fund

generate additional income for the portfolio, hedge against changes in the values of securities, enhance returns on securities, and manage downside risks. Futures were used to manage exposure to market risk, hedge prepayment and interest-rate risks, gain exposure to interest rates, and equitize cash. Forward currency contracts were used to help hedge foreign exchange risk and gain exposure to currencies. Interest-rate swaps were used to hedge interest-rate risk, gain exposure to interest rates, and hedge prepayment risk. Credit default swaps were used to help hedge credit and market risks, as well as gain exposure to individual names and/or baskets of securities. Lastly, total return swaps were used to hedge sector exposure, manage exposure to specific sectors, securities, or industries, and gain exposure to a basket of securities as well as specific sectors, industries, markets, and countries.

How is the fund positioned for the new fiscal year?

The portfolio is positioned close to a neutral stance. Within our dynamic allocation overlay, we have a modest short position to interest-rate risk. We do not have any tactical exposure to equity risk, credit risk, or commodity risk. Overall, the portfolio’s positioning is net long to equity risk and interest-rate risk. Overall portfolio risk is tilted toward the directional portion of the portfolio. Most of the directional risk continues to be in equity exposures. Nondirectional risk continues to come from our equity selection alpha strategies.

What is your outlook for the economy and the fund?

Despite recent volatility, financial markets have recovered significantly this year. The stimulative monetary and fiscal policy backdrop among the Group of Ten [G10] advanced countries, historically strong earnings, positive economic data, and ample liquidity fueled the performance of financial markets. While we remain optimistic about the recovery, we anticipate more

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Multi-Asset Absolute Return Fund 7

volatility ahead as investors weigh the impact of a shift in central bank policy, the unlikely chance of further stimulus, and slowing global growth. We believe the levels of volatility and sentiment priced into markets currently do not adequately account for the uncertainties present.

Given the current environment, our outlook on equities is neutral. This view is supported by what we believe has been a move past peak earnings growth, narrowing market breadth, and expectations for a shift in central bank policy. While we maintain a positive disposition toward equities, we believe risks have become more balanced.

In fixed income, our outlook on credit is also neutral. Spreads have been hovering at the tight end of their recent range, while volatility and defaults are extremely low. Within this context, we would expect an uptick in volatility and thus a lower risk-adjusted return as opposed to a substantial widening in spreads. Additionally, fund flows into high yield have recently reversed their strong inflow trend from last year. Our outlook on rate-sensitive fixed income is slightly bearish. Real yields are still exceptionally low, and we expect that U.S. monetary policy is likely to only tighten going forward. In addition, global benchmark yields have moved off their recent lows.

Our view on commodities is neutral. Despite OPEC+ continuing to taper cuts, many factors have contributed to a sustained supply deficit, including a lack of progress in Iranian negotiations and U.S. producer constraints. Against this backdrop, we continue to have conviction in our investment strategies.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors.

See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	2.58%	16.02%	1.50%	–3.72%	–0.76%	–6.94%	–2.37%	–0.49%
After sales charge	2.10	9.35	0.90	–9.26	–1.92	–12.29	–4.28	–6.21
Class B (12/23/08)
Before CDSC	2.09	9.30	0.89	–7.25	–1.49	–8.99	–3.09	–1.21
After CDSC	2.09	9.30	0.89	–9.03	–1.88	–11.64	–4.04	–6.15
Class C (12/23/08)
Before CDSC	2.10	9.32	0.89	–7.23	–1.49	–8.95	–3.08	–1.12
After CDSC	2.10	9.32	0.89	–7.23	–1.49	–8.95	–3.08	–2.10
Class P (8/31/16)
Net asset value	2.88	19.95	1.84	–1.81	–0.36	–5.84	–1.99	0.00
Class R (12/23/08)
Net asset value	2.30	13.26	1.25	–4.92	–1.00	–7.60	–2.60	–0.69
Class R6 (7/2/12)
Net asset value	2.90	20.19	1.86	–1.98	–0.40	–5.87	–2.00	0.00
Class Y (12/23/08)
Net asset value	2.83	19.14	1.77	–2.48	–0.50	–6.21	–2.12	–0.10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Multi-Asset Absolute Return Fund 9

Comparative index returns For periods ended 10/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
ICE BofA U.S. Treasury
Bill Index	0.56%	6.72%	0.65%	5.99%	1.17%	3.56%	1.17%	0.06%
Bloomberg U.S. Aggregate
Bond Index	3.84	34.37	3.00	16.46	3.10	17.84	5.63	–0.48
S&P 500 Index	16.26	349.39	16.21	137.90	18.93	79.25	21.48	42.91

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $10,930 and $10,932, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $11,995, $11,326, $12,019, and $11,914, respectively.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Fund price and distribution information For the 12-month period ended 10/31/21

	Class A		Class B	Class C	Class P	Class R	Class R6	Class Y
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/20	$10.29	$10.92	$9.90	$9.86	$10.39	$10.09	$10.42	$10.36
10/31/21	10.24	10.86	9.78	9.75	10.39	10.02	10.42	10.35

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

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Fund performance as of most recent calendar quarter Total return for periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	2.59%	19.38%	1.79%	–4.07%	–0.83%	–10.11%	–3.49%	–2.57%
After sales charge	2.11	12.51	1.19	–9.59	–2.00	–15.28	–5.38	–8.17
Class B (12/23/08)
Before CDSC	2.09	12.38	1.17	–7.59	–1.57	–12.09	–4.21	–3.36
After CDSC	2.09	12.38	1.17	–9.36	–1.95	–14.66	–5.15	–8.19
Class C (12/23/08)
Before CDSC	2.10	12.41	1.18	–7.57	–1.56	–12.08	–4.20	–3.37
After CDSC	2.10	12.41	1.18	–7.57	–1.56	–12.08	–4.20	–4.34
Class P (8/31/16)
Net asset value	2.89	23.42	2.13	–2.07	–0.42	–8.95	–3.08	–2.17
Class R (12/23/08)
Net asset value	2.30	16.46	1.54	–5.27	–1.08	–10.79	–3.74	–2.82
Class R6 (7/2/12)
Net asset value	2.90	23.54	2.14	–2.34	–0.47	–9.14	–3.14	–2.26
Class Y (12/23/08)
Net asset value	2.83	22.46	2.05	–2.84	–0.57	–9.40	–3.24	–2.36

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/20	0.94%	1.69%	1.69%	0.54%	1.19%	0.58%	0.69%
Annualized expense ratio for the
six-month period ended 10/31/21*†	0.90%	1.65%	1.65%	0.48%	1.15%	0.52%	0.65%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.04%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.31% from annualizing the performance fee adjustment for the six months ended 10/31/21.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/21 to 10/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.53	$8.28	$8.28	$2.42	$5.78	$2.62	$3.27
Ending value (after expenses)	$995.10	$991.90	$991.90	$997.10	$994.00	$998.10	$997.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/21, use the following calculation method. To find the value of your investment on 5/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.58	$8.39	$8.39	$2.45	$5.85	$2.65	$3.31
Ending value (after expenses)	$1,020.67	$1,016.89	$1,016.89	$1,022.79	$1,019.41	$1,022.58	$1,021.93

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs.

Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful. The fund may not achieve its goal, and it is not intended to be a complete investment program.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. The fund is not intended to outperform stocks and bonds during strong market rallies. The fund’s prospectus lists additional risks. You can lose money by investing in the fund.

14 Multi-Asset Absolute Return Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

Multi-Asset Absolute Return Fund 15

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

16 Multi-Asset Absolute Return Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2021, Putnam employees had approximately $584,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Multi-Asset Absolute Return Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Multi-Asset Absolute Return Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2021. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions

Multi-Asset Absolute Return Fund 19

may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. The management contract also provides for a reduction of the management fee for the fund in any circumstance where the fee payable by the fund under the management contract would be higher than the management fee would have been under the fund’s prior management contract, which was subject to a different performance fee structure. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts. In addition, during its fiscal year ending in 2020, your fund’s expenses were reduced as a result of Putnam Management’s contractual agreement to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) exceeded an annual rate of 0.77% of its average net assets. Effective July 1, 2021, this expense limitation is no longer operative.

20 Multi-Asset Absolute Return Fund

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized

Multi-Asset Absolute Return Fund 21

that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2020. Your fund’s class A shares’ return, net of fees and expenses, was negative and trailed the return of its benchmark over the one-year, three-year and five-year periods ended December 31, 2020. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees expressed concern about your fund’s significant underperformance relative to its benchmark over the one-year and three-year periods ended December 31, 2020 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was primarily due to poor security selection in several equity and fixed income strategies. The Trustees also noted Putnam Management’s view that the fund’s underperformance over the three-year period was primarily due to poor security selection in several equity strategies. The Trustees considered Putnam Management’s observation that strategic exposure to commodities also detracted from the fund’s performance over the three-year period, noting that commodities exposure had since been removed from the fund’s strategic positioning.

The Trustees considered that the fund’s portfolio managers continued to have confidence in the long-term efficacy of the strategies that had underperformed in recent years and that the fund had reduced its reliance on equity strategies in an effort to improve the fund’s balance of risks. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the

22 Multi-Asset Absolute Return Fund

portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Multi-Asset Absolute Return Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Multi-Asset Absolute Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Multi-Asset Absolute Return Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Multi-Asset Absolute Return Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021, and the financial highlights for each of the five years in the period ended October 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Multi-Asset Absolute Return Fund 25

The fund’s portfolio 10/31/21

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (33.1%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$53,090	$60,537
5.00%, 5/20/49	135,245	149,789
3.50%, with due dates from 10/20/49 to 11/20/49	78,724	84,545
		294,871
U.S. Government Agency Mortgage Obligations (33.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.50%, 8/1/43	306,227	332,546
3.00%, 3/1/43	244,670	259,785
Federal National Mortgage Association Pass-Through Certificates
5.50%, 1/1/38	731,598	831,095
5.00%, with due dates from 1/1/49 to 8/1/49	69,115	76,048
4.50%, 5/1/49	16,517	18,025
3.50%, 6/1/56	1,651,539	1,797,094
3.50%, with due dates from 6/1/42 to 7/1/43	540,102	583,625
3.00%, with due dates from 2/1/43 to 2/1/43	619,240	657,497
Uniform Mortgage-Backed Securities
5.50%, TBA, 11/1/51	3,000,000	3,346,962
4.50%, TBA, 11/1/51	2,000,000	2,161,250
4.00%, TBA, 11/1/51	54,000,000	57,824,253
3.50%, TBA, 11/1/51	56,000,000	59,167,517
3.00%, TBA, 12/1/51	1,000,000	1,041,914
3.00%, TBA, 11/1/51	6,000,000	6,259,746
2.50%, TBA, 11/1/51	17,000,000	17,460,855
2.00%, TBA, 11/1/51	54,000,000	53,994,503
		205,812,715
Total U.S. government and agency mortgage obligations (cost $205,854,357)		$206,107,586

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Notes
0.75%, 4/30/26 [i]	$235,000	$231,867
0.375%, 12/31/25 [i]	197,000	191,577
Total U.S. treasury obligations (cost $423,444)		$423,444

COMMON STOCKS (14.7%)*	Shares	Value
Basic materials (1.7%)
Anglo American Platinum, Ltd. (South Africa)	12,919	$1,307,473
Kossan Rubber Industries (Malaysia)	322,400	183,970
Kumba Iron Ore, Ltd. (South Africa)	5,621	171,799
Kumho Petrochemical Co., Ltd. (South Korea)	6,332	936,415
MMC Norilsk Nickel PJSC ADR (Russia)	57,947	1,816,772
POSCO (South Korea)	2,093	529,116
Southern Copper Corp. (Peru)	28,114	1,686,559
Tata Steel, Ltd. (India)	55,139	975,424
Vale SA ADR (Brazil) S	145,066	1,846,690
Vedanta, Ltd. (India)	326,894	1,317,490
		10,771,708

26 Multi-Asset Absolute Return Fund

COMMON STOCKS (14.7%)* cont.	Shares	Value
Capital goods (0.4%)
Haitian International Holdings, Ltd. (China)	264,000	$772,891
Hartalega Holdings Bhd (Malaysia)	158,800	225,072
Sri Trang Gloves Thailand PCL (Thailand)	1,603,900	1,474,239
		2,472,202
Communication services (0.1%)
Hellenic Telecommunications Organization SA (Greece)	30,722	543,955
KT Corp. (South Korea)	7,992	209,219
		753,174
Consumer cyclicals (1.2%)
China Yongda Automobiles Services Holdings, Ltd. (China)	717,500	1,145,210
iHeartMedia, Inc. Class A †	26,640	516,283
Kia Corp. (South Korea)	26,436	1,933,496
Lite-On Technology Corp. (Taiwan)	240,000	530,692
OPAP SA (Greece)	37,206	579,876
Xinyi Glass Holdings, Ltd. (China)	406,000	1,149,133
Zhongsheng Group Holdings, Ltd. (China)	206,000	1,860,139
		7,714,829
Consumer staples (1.6%)
Ambev SA (Brazil)	550,000	1,655,711
Arca Continental SAB de CV (Mexico)	50,558	307,724
China Feihe, Ltd. (China)	529,000	884,202
Coca-Cola Icecek AS (Turkey)	25,672	227,386
Grupo Bimbo SAB de CV Class A (Mexico)	66,455	197,544
Indofood Sukses Makmur Tbk PT (Indonesia)	441,100	197,844
JD.com, Inc. ADR (China) †	29,859	2,337,363
Marfrig Global Foods SA (Brazil)	97,100	455,925
Thai Union Group PCL Class F (Thailand)	1,110,200	699,260
Want Want China Holdings, Ltd. (China)	1,734,000	1,344,328
Yum China Holdings, Inc. (China)	32,004	1,826,788
		10,134,075
Energy (0.5%)
China Coal Energy Co., Ltd. Class H (China)	401,000	243,935
China Shenhua Energy Co., Ltd. (China)	734,000	1,579,510
Lukoil PJSC ADR (Russia)	14,266	1,452,596
		3,276,041
Financials (2.4%)
Agile Group Holdings, Ltd. (China)	646,000	506,741
Banco Bradesco SA (Brazil)	281,600	992,920
Banco Macro SA ADR (Argentina) †	18,456	290,313
Banco Santander (Brasil) S.A. (Units) (Brazil)	207,671	1,265,793
Banco Santander Chile (Chile)	10,340,857	452,532
Cathay Financial Holding Co., Ltd. (Taiwan)	503,000	1,056,046
Chailease Holding Co., Ltd. (Taiwan)	150,654	1,449,704
China Merchants Bank Co., Ltd. Class H (China)	20,500	173,119
China Minsheng Banking Corp., Ltd. Class H (China)	1,476,000	585,069
CTBC Financial Holding Co., Ltd. (Taiwan)	554,000	463,476
Fubon Financial Holding Co., Ltd. (Taiwan)	13,400	35,545
Hana Financial Group, Inc. (South Korea)	45,417	1,743,538
Hong Leong Bank Bhd (Malaysia)	37,300	169,620

Multi-Asset Absolute Return Fund 27

COMMON STOCKS (14.7%)* cont.	Shares	Value
Financials cont.
Hopson Development Holdings, Ltd. (China)	31,350	$85,278
KB Financial Group, Inc. (South Korea)	41,709	2,009,748
Logan Group Co., Ltd. (China)	247,000	247,294
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	265,000	1,908,273
Powerlong Real Estate Holdings, Ltd. (China)	472,000	324,410
Qualitas Controladora SAB de CV (Mexico)	19,898	91,777
Sberbank of Russia PJSC ADR (Russia)	26,647	534,408
Shinhan Financial Group Co., Ltd. (South Korea)	6,568	214,187
Tisco Financial Group PCL (Thailand)	114,400	318,041
		14,917,832
Health care (0.6%)
China Medical System Holdings, Ltd. (China)	444,000	756,188
Cipla, Ltd./India (India) †	22,513	272,484
CSPC Pharmaceutical Group, Ltd. (China)	1,426,000	1,494,241
Sun Pharmaceutical Industries, Ltd. (India)	99,810	1,060,847
		3,583,760
Technology (5.8%)
Alibaba Group Holding, Ltd. (China) †	228,624	4,730,066
Infosys, Ltd. (India)	116,864	2,615,246
LG Electronics, Inc. (South Korea)	13,412	1,389,904
Mindtree, Ltd. (India)	30,523	1,836,180
Novatek Microelectronics Corp. (Taiwan)	110,000	1,656,583
Parade Technologies, Ltd. (Taiwan)	18,000	1,164,757
Quanta Computer, Inc. (Taiwan)	259,000	727,572
Realtek Semiconductor Corp. (Taiwan)	61,000	1,102,992
Samsung Electro-Mechanics Co., Ltd. (South Korea)	781	106,674
Samsung Electronics Co., Ltd. (South Korea)	99,159	5,940,800
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	47,651	5,417,919
Tata Consultancy Services, Ltd. (India)	23,553	1,069,961
Tech Mahindra, Ltd. (India)	91,222	1,804,021
Tencent Holdings, Ltd. (China)	50,300	3,122,938
United Microelectronics Corp. (Taiwan)	369,000	777,102
Wipro, Ltd. (India)	196,929	1,716,391
		35,179,106
Transportation (0.4%)
COSCO SHIPPING Holdings Co., Ltd. Class H (China)	627,900	979,248
Evergreen Marine Corp. Taiwan, Ltd. (Taiwan)	399,000	1,443,960
		2,423,208
Utilities and power (—%)
Glow Energy PCL (Thailand) † F	35,800	11
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	25,989	34,825
		34,836
Total common stocks (cost $71,104,518)		$91,260,771

INVESTMENT COMPANIES (10.6%)*	Shares	Value
Communication Services Select Sector SPDR Fund S	124,500	$9,997,350
Energy Select Sector SPDR Fund S	408,800	23,493,736
Financial Select Sector SPDR Fund	549,400	22,118,844
Materials Select Sector SPDR Fund	118,100	10,052,672
Total investment companies (cost $53,453,777)		$65,662,602

28 Multi-Asset Absolute Return Fund

MORTGAGE-BACKED SECURITIES (9.6%)*	Principal amount	Value
Agency collateralized mortgage obligations (6.2%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 16.715%, 6/15/34	$68,266	$79,871
REMICs IFB Ser. 4727, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.11%, 11/15/47	2,569,477	486,034
REMICs IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%), 5.91%, 5/15/41	865,420	910,553
REMICs Ser. 5043, IO, 5.00%, 11/25/50	3,479,409	690,983
REMICs Ser. 5018, Class QI, IO, 5.00%, 10/25/50	3,349,535	514,298
REMICs Ser. 5128, Class IE, IO, 4.50%, 7/25/51	3,800,235	700,319
REMICs Ser. 5125, Class MI, IO, 4.50%, 11/25/48	4,515,578	773,351
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	595,791	80,453
REMICs Ser. 5010, Class IE, IO, 4.00%, 9/25/50	4,915,783	702,395
REMICs Ser. 4355, Class DI, IO, 4.00%, 3/15/44	531,934	16,199
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,439,615	188,728
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	379,122	18,501
REMICs Ser. 5060, Class EI, IO, 3.50%, 1/25/51	2,530,793	418,162
REMICs Ser. 4369, Class IA, IO, 3.50%, 7/15/44	304,147	40,174
REMICs Ser. 4136, Class IW, IO, 3.50%, 10/15/42	1,377,053	146,900
REMICs Ser. 4097, Class PI, IO, 3.50%, 11/15/40	99,008	231
REMICs Ser. 5082, Class IQ, IO, 3.00%, 3/25/51	6,813,389	799,756
REMICs Ser. 4150, Class DI, IO, 3.00%, 1/15/43	1,494,260	149,426
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	2,635,206	204,018
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	993,788	58,832
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	1,699,130	110,556
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO, 0.436%, 11/15/28 W	95,551	717
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO, 0.278%, 10/25/43 W	457,709	4,852
Structured Pass-Through Certificates Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	710,829	5,331
REMICs Ser. 3175, Class MO, PO, zero %, 6/15/36	6,201	5,581
Strips Ser. 315, PO, zero %, 9/15/43	1,169,125	1,052,571
Federal National Mortgage Association
REMICs IFB Ser. 05-74, Class NK, ((-5 x 1 Month US LIBOR) + 27.50%), 27.054%, 5/25/35	37,246	50,264
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%), 12.722%, 5/25/40	342,326	431,331
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.011%, 2/25/47	5,903,240	1,114,000
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	2,373,327	502,512
REMICs IFB Ser. 19-49, Class ST, IO, ((-1 x 1 Month US LIBOR) + 6.02%), 5.931%, 9/25/49	4,169,342	750,753
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.75%), 5.661%, 10/25/47	6,262,328	998,695
REMICs Ser. 18-58, Class IO, IO, 5.50%, 8/25/48	2,101,553	411,591
REMICs Ser. 15-28, IO, 5.50%, 5/25/45	3,158,792	595,717
Interest Strip Ser. 397, Class 2, IO, 5.00%, 9/25/39	16,018	2,755
REMICs Ser. 20-93, Class WI, IO, 5.00%, 6/25/50	4,368,593	769,266
REMICs Ser. 17-113, IO, 5.00%, 1/25/38	600,876	69,690

Multi-Asset Absolute Return Fund 29

MORTGAGE-BACKED SECURITIES (9.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 21-15, Class JI, IO, 4.50%, 4/25/51	$2,739,797	$468,505
REMICs Ser. 21-17, Class KI, IO, 4.50%, 4/25/51	5,209,948	681,357
REMICs Ser. 14-47, Class IP, IO, 4.00%, 3/25/44	1,428,409	137,359
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	2,175,295	316,105
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	903,903	30,539
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	217,128	4,195
REMICs Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	594,090	31,436
REMICs Ser. 14-10, IO, 3.50%, 8/25/42	566,001	57,613
REMICs Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	1,299,798	186,859
REMICs Ser. 21-44, Class NI, IO, 3.00%, 7/25/51	2,995,591	535,899
REMICs Ser. 21-56, Class IL, IO, 3.00%, 3/25/51	4,427,074	673,120
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	1,331,494	151,113
REMICs Ser. 6, Class BI, IO, 3.00%, 12/25/42	1,044,477	58,238
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	686,260	10,217
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	920,316	16,806
REMICs Trust Ser. 98-W5, Class X, IO, 0.719%, 7/25/28 W	192,069	4,072
REMICs Trust Ser. 98-W2, Class X, IO, 0.507%, 6/25/28 W	608,765	13,697
REMICs Ser. 08-36, Class OV, PO, zero %, 1/25/36	4,017	3,727
Government National Mortgage Association
FRB Ser. 20-112, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.214%, 8/20/50	3,605,404	708,678
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.164%, 7/20/48	2,515,470	381,747
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 9/20/43	364,212	63,963
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 7/16/43	420,052	66,683
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 2/20/50	146,520	17,464
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 8/20/49	126,974	16,537
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 6/20/49	159,619	19,836
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 2/20/41	783,070	148,346
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	2,579,939	463,357
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	1,282,494	236,466
Ser. 14-76, IO, 5.00%, 5/20/44	1,444,768	254,663
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	1,162,618	158,816
Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	3,030,178	634,110
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	513,503	97,103
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	5,866	450
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	350,365	64,165
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	551,587	101,282
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	1,798,525	340,605
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	1,395,274	261,837
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	2,432,184	416,124
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	1,169,572	221,763
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	225,916	14,764

30 Multi-Asset Absolute Return Fund

MORTGAGE-BACKED SECURITIES (9.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	$794,736	$69,192
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	388,522	64,840
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	643,495	102,646
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	453,740	75,276
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	275,359	51,330
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	266,461	22,248
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	2,774,440	527,144
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	1,545,299	209,427
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	352,409	30,608
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	560,376	58,207
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	257,854	38,162
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	848,676	130,089
Ser. 14-104, IO, 4.00%, 3/20/42	2,651,617	331,976
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	700,610	72,746
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	1,166,116	91,710
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	480,717	3,221
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	3,540,756	388,785
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	807,191	81,849
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	85,102	342
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	606,837	27,053
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	573,075	52,224
Ser. 12-145, IO, 3.50%, 12/20/42	954,904	165,374
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	172,215	16,576
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	340,724	22,290
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	471,819	25,195
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	166,732	664
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	788,837	32,499
Ser. 13-157, Class IA, IO, 3.50%, 4/20/40	502,091	10,159
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	1,636,314	61,923
Ser. 183, Class AI, IO, 3.50%, 10/20/39	424,052	5,787
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	1,353,496	93,558
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	165,536	596
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	786,783	20,535
Ser. 21-78, Class IP, IO, 3.00%, 5/20/51	6,805,841	578,496
Ser. 17-H02, Class BI, IO, 2.433%, 1/20/67 W	5,029,761	357,420
Ser. 16-H04, Class HI, IO, 2.385%, 7/20/65 W	4,462,569	197,692
FRB Ser. 16-H16, Class DI, IO, 2.242%, 6/20/66 W	3,768,367	274,384
Ser. 16-H23, Class NI, IO, 2.139%, 10/20/66 W	6,280,332	428,947
Ser. 16-H11, Class HI, IO, 2.101%, 1/20/66 W	4,278,547	225,292
Ser. 15-H24, Class HI, IO, 2.057%, 9/20/65 W	11,469,552	389,047
Ser. 15-H15, Class JI, IO, 1.958%, 6/20/65 W	8,879,227	610,891
Ser. 15-H19, Class NI, IO, 1.906%, 7/20/65 W	11,870,514	712,231
FRB Ser. 15-H16, Class XI, IO, 1.882%, 7/20/65 W	7,612,612	569,423
Ser. 15-H25, Class EI, IO, 1.849%, 10/20/65 W	7,738,354	465,075
Ser. 15-H26, Class DI, IO, 1.848%, 10/20/65 W	4,658,316	345,498
Ser. 15-H20, Class CI, IO, 1.834%, 8/20/65 W	12,069,401	882,273
Ser. 16-H02, Class BI, IO, 1.816%, 11/20/65 W	11,208,715	819,357
Ser. 15-H10, Class CI, IO, 1.801%, 4/20/65 W	13,548,226	796,636

Multi-Asset Absolute Return Fund 31

MORTGAGE-BACKED SECURITIES (9.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-H03, Class AI, IO, 1.77%, 1/20/66 W	$8,677,325	$516,572
Ser. 15-H25, Class BI, IO, 1.753%, 10/20/65 W	10,759,145	738,077
Ser. 15-H26, Class EI, IO, 1.73%, 10/20/65 W	8,107,730	479,167
Ser. 15-H09, Class AI, IO, 1.729%, 4/20/65 W	8,004,362	470,673
Ser. 17-H14, Class DI, IO, 1.703%, 6/20/67 W	7,959,644	362,960
Ser. 15-H09, Class BI, IO, 1.681%, 3/20/65 W	11,296,856	638,148
Ser. 15-H25, Class AI, IO, 1.613%, 9/20/65 W	11,334,612	604,135
Ser. 15-H10, Class EI, IO, 1.603%, 4/20/65 W	8,015,264	292,453
Ser. 14-H21, Class AI, IO, 1.54%, 10/20/64 W	9,073,087	555,717
Ser. 11-H15, Class AI, IO, 1.536%, 6/20/61 W	2,686,447	112,075
Ser. 15-H14, Class BI, IO, 1.533%, 5/20/65 W	11,952,746	372,758
Ser. 16-H04, Class KI, IO, 1.527%, 2/20/66 W	7,674,166	368,120
Ser. 16-H07, Class HI, IO, 1.526%, 2/20/66 W	5,698,676	418,283
Ser. 16-H08, Class GI, IO, 1.432%, 4/20/66 W	10,765,228	463,971
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO, 0.431%, 9/19/27 W	66,405	252
		38,855,236
Commercial mortgage-backed securities (1.9%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.313%, 1/15/49 W	87,674	2
Banc of America Commercial Mortgage Trust 144A FRB Ser. 08-1, Class C, 6.567%, 2/10/51 (In default) † W	1,107,980	23,268
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB Ser. 05-1, Class C, 5.482%, 11/10/42 (In default) † W	721,000	195,391
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.431%, 1/12/45 W	884,000	698,360
Ser. 05-PWR7, Class D, 5.262%, 2/11/41 W	806,000	565,006
Ser. 05-PWR7, Class C, 5.235%, 2/11/41 W	489,000	564,738
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class D, 4.848%, 5/10/47 W	315,000	295,764
Ser. 12-CR3, Class F, 4.75%, 10/15/45 W	725,000	205,181
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,056,000	151,853
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D, 4.536%, 9/10/47 W	1,037,000	708,831
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.796%, 2/15/47 W	2,751,000	1,508,877
FRB Ser. 13-C14, Class E, 4.548%, 8/15/46 W	1,491,000	1,004,063
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class F, 5.139%, 5/15/45 W	766,000	495,212
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	370,000	253,467
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	1,166,000	651,554
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO, 0.056%, 2/15/40 W	61,928	3
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC, IO, 1.156%, 12/12/49 W	22,314	74
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class E, 4.351%, 8/15/46 W	1,350,000	54,000
FRB Ser. 13-C11, Class F, 4.351%, 8/15/46 W	1,720,000	18,920
FRB Ser. 13-C10, Class D, 4.08%, 7/15/46 W	2,538,000	1,363,200

32 Multi-Asset Absolute Return Fund

MORTGAGE-BACKED SECURITIES (9.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	$722,869	$711,854
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class G, 5.091%, 7/15/49 W	795,000	359,306
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F, 5.00%, 5/10/63 W	853,000	20,216
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.26%, 11/15/48 W	766,772	18
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21, Class E, 5.104%, 10/15/44 W	401,907	370,156
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.306%, 7/15/46 W	823,000	371,900
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	367,000	50,756
Ser. 11-C4, Class E, 4.887%, 6/15/44 W	87,000	63,551
Ser. 11-C4, Class F, 4.887%, 6/15/44 W	1,355,000	677,500
FRB Ser. 13-C15, Class D, 4.499%, 8/15/46 W	673,004	387,395
FRB Ser. 12-C10, Class E, 4.412%, 12/15/45 W	697,000	166,209
		11,936,625
Residential mortgage-backed securities (non-agency) (1.5%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.279%, 5/25/47	345,201	199,755
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 0.439%, 3/25/37	643,433	603,556
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 0.709%, 4/25/35	218,708	199,226
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR + 10.00%), 10.086%, 7/25/28	1,225,785	1,367,587
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (1 Month US LIBOR + 11.00%), 11.089%, 10/25/48	161,000	190,472
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (1 Month US LIBOR + 10.50%), 10.589%, 3/25/49	63,000	70,240
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2, (1 Month US LIBOR + 8.15%), 8.239%, 7/25/49	92,000	98,953
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (1 Month US LIBOR + 3.70%), 3.789%, 12/25/30	82,000	84,987
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.739%, 1/25/49	101,970	103,330
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.539%, 3/25/49	11,147	11,286
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (1 Month US LIBOR + 12.25%), 12.339%, 9/25/28	2,214,187	2,559,355
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.789%, 4/25/28	863,157	913,234
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 5.639%, 4/25/28	59,532	62,391
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.089%, 7/25/25	17,669	17,788

Multi-Asset Absolute Return Fund 33

MORTGAGE-BACKED SECURITIES (9.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (1 Month US LIBOR + 4.85%), 4.939%, 10/25/29	$265,000	$286,835
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (1 Month US LIBOR + 4.45%), 4.539%, 2/25/30	451,000	472,423
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.089%, 5/25/25	24,537	25,015
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, (1 Month US LIBOR + 4.00%), 4.089%, 5/25/25	14,244	14,323
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (1 Month US LIBOR + 3.60%), 3.689%, 1/25/30	346,000	361,619
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 2.889%, 2/25/30	78,526	80,017
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	53,010	53,531
GSAA Trust FRB Ser. 07-6, Class 1A1, (1 Month US LIBOR + 0.12%), 0.329%, 5/25/47	145,348	107,550
MortgageIT Trust FRB Ser. 04-1, Class M2, (1 Month US LIBOR + 1.01%), 1.094%, 11/25/34	133,580	130,025
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1, (1 Month US LIBOR + 0.43%), 0.519%, 5/25/46	154,973	139,476
Residential Accredit Loans, Inc. Trust FRB Ser. 06-QO10, Class A1, (1 Month US LIBOR + 0.16%), 0.409%, 1/25/37	164,075	158,139
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%), 0.939%, 5/25/47	128,691	114,002
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%), 0.269%, 1/25/37	650,246	626,938
		9,052,053
Total mortgage-backed securities (cost $76,793,392)		$59,843,914

COMMODITY LINKED NOTES (7.5%)*†††	Principal amount	Value
Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less 0.11%, 2022 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6 Excess Return Strategy multiplied by 3)	$11,630,000	$12,094,641
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, 1-month USD LIBOR less 0.06%, 2022 (Indexed to the Citi Commodities F3 vs F0 — 4x Leveraged Index multiplied by 3)	9,775,000	10,574,800
Citigroup Global Markets Holdings, Inc. 144A sr. notes, zero %, 2022 (Indexed to the Citi Cross-Asset Trend 10% Vol Index multiplied by 3)	14,969,000	15,379,145
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, 1-month USD LIBOR less 0.05%, 2022 (Indexed to the S&P GSCI Light Energy Excess Return Index multiplied by 3)	4,910,000	8,535,092
Total commodity Linked Notes (cost $41,284,000)		$46,583,678

WARRANTS (1.3%)* †	Expiration date	Strike price	Warrants	Value
Bank of Jiangsu Co., Ltd. 144A (China)	9/28/22	$0.00	1,098,000	$1,078,160
Bank of Shanghai Co., Ltd. (China)	12/30/21	0.00	234,800	267,212
ENN Natural Gas Co., Ltd. 144A (China)	9/16/22	0.00	68,400	196,581
Focus Media Information Technology Co., Ltd. (China)	4/12/23	0.00	76,100	87,437

34 Multi-Asset Absolute Return Fund

WARRANTS (1.3%)* † cont.	Expiration date	Strike price	Warrants	Value
G-bits Network Technology Xiamen Co., Ltd. 144A (China)	10/21/22	$0.00	13,000	$694,958
Guaranteed Rate, Inc. F	3/1/23	0.01	337	17
Maxscend Microelectronics Co., Ltd. 144A (China)	7/29/22	0.00	11,600	559,905
Sany Heavy Industry Co., Ltd. 144A Class A (China)	1/17/22	0.00	389,800	1,397,154
Seazen Holdings Co., Ltd. (China)	6/3/22	0.00	57,300	306,280
Shaanxi Coal Industry Co., Ltd. 144A (China)	7/29/22	0.00	190,700	372,425
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. (China)	12/10/21	0.00	24,800	1,456,043
Youngor Group Co., Ltd. 144A (China)	7/29/22	0.00	1,573,600	1,579,559
Zhuzhou Kibing Group Co., Ltd. 144A (China)	7/29/22	0.00	106,550	264,473
Total warrants (cost $9,250,553)				$8,260,204

ASSET-BACKED SECURITIES (1.3%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$1,011,000	$1,012,314
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%), 0.989%, 10/25/53	455,000	455,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.889%, 11/25/53	274,000	274,000
MRA Issuance Trust 144A
FRB Ser. 21-EBO1, Class A2X, (1 Month US LIBOR + 1.75%), 1.838%, 4/15/22	509,000	509,000
FRB Ser. 21-EBO4, Class A1X, (1 Month US LIBOR + 1.75%), 1.832%, 2/16/22	540,000	540,219
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 1.784%, 4/22/22	512,000	512,000
FRB Ser. 21-NA1, Class A1X, (1 Month US LIBOR + 1.50%), 1.582%, 3/8/22	506,000	506,484
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.282%, 8/15/22	783,000	783,000
FRB Ser. 21-14, Class A1X, (1 Month US LIBOR + 1.25%), 1.243%, 2/15/22	522,000	522,176
FRB Ser. 21-8, Class A2X, (1 Month US LIBOR + 1.15%), 1.238%, 5/15/22	500,000	500,000
FRB Ser. 21-11, Class A1X, (1 Month US LIBOR + 1.15%), 1.234%, 1/25/22	540,000	540,000
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.889%, 4/25/22	568,000	568,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), 0.854%, 8/8/22	568,000	568,000
FRB Ser. 21-14, Class A1, (1 Month US LIBOR + 0.70%), 0.78%, 12/8/22	182,000	182,000
FRB Ser. 21-16, Class A1, (1 Month US LIBOR + 0.62%), 0.698%, 11/7/22	528,000	528,000
Total asset-backed securities (cost $7,998,000)		$8,000,193

Multi-Asset Absolute Return Fund 35

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.1%)*		Principal amount	Value
Angola (Republic of) sr. unsec. notes Ser. REGS, 8.25%, 5/9/28 (Angola)		$270,000	$273,032
Argentina (Republic of) 144A sr. unsec. notes 5.00%, 2/1/29 (Argentina)		542,411	347,143
Buenos Aires (Government of) 144A sr. unsec. unsub. bonds 3.90%, 9/1/37 (Argentina)		276,514	122,022
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.40%, 6/5/49 (Dominican Republic)		208,000	221,000
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		183,000	209,535
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)		303,000	338,603
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%, 1/15/24 (Indonesia)		1,005,000	1,111,787
Indonesia (Republic of) 144A sr. unsec. notes 4.75%, 1/8/26 (Indonesia)		300,000	337,502
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Ivory Coast)		1,310,000	1,377,138
Ivory Coast (Republic of) 144A sr. unsec. unsub. bonds 5.25%, 3/22/30 (Ivory Coast)	EUR	190,000	225,522
Saudi Arabia (Kingdom of) sr. unsec. notes Ser. REGS, 2.90%, 10/22/25 (Saudi Arabia)		$272,000	287,686
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)		1,260,000	1,299,375
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)		247,000	259,350
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)		383,000	369,633
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25 (Venezuela) (In default) †		815,000	79,463
Total foreign government and agency bonds and notes (cost $6,657,918)			$6,858,791

CORPORATE BONDS AND NOTES (0.2%)*	Principal amount	Value
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB 3.875%, 4/15/31 (Brazil)	$220,000	$211,422
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 5.50%, 6/10/51 (Brazil)	114,000	100,066
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	60,000	65,400
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.999%, 1/27/28 (Brazil)	127,000	138,113
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	118,000	123,428
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5.375%, 4/12/27 (Venezuela) (In default) †	1,809,000	90,450
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)	242,000	231,110
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	130,000	127,894

36 Multi-Asset Absolute Return Fund

CORPORATE BONDS AND NOTES (0.2%)* cont.	Principal amount	Value
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.50%, 3/13/27 (Mexico)	$35,000	$37,288
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%, 10/17/22 (Russia)	400,000	415,500
Total corporate bonds and notes (cost $2,154,042)		$1,540,671

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.33	$35,727,503	GBP	26,106,100	$11,969
Goldman Sachs International
AUD/USD (Put)	Nov-21/0.73	26,875,335	AUD	35,726,600	39,722
EUR/USD (Put)	Nov-21/1.16	35,322,274	EUR	30,555,600	133,059
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Nov-21/1.15	35,317,303	EUR	30,551,300	48,561
Toronto-Dominion Bank
USD/CAD (Call)	Nov-21/CAD 1.26	13,162,000		$13,162,000	33,129
UBS AG
NZD/USD (Put)	Nov-21/$0.68	27,314,714	NZD	38,117,100	1,557
Total purchased options outstanding (cost $1,010,451)					$267,997

UNITS (—%)*	Units	Value
Getnet Adquirencia e Servicos para Meios de Pagamento SA (Brazil) †	$51,918	$40,108
Total units (cost $51,745)		$40,108

SHORT-TERM INVESTMENTS (61.3%)*	Principal amount/ shares	Value
ABN AMRO Funding USA, LLC commercial paper 0.100%, 11/1/21	$4,000,000	$3,999,959
Atlantic Asset Securitization, LLC asset backed commercial paper 0.110%, 11/18/21	3,500,000	3,499,820
Barclays Bank PLC CCP asset backed commercial paper 0.110%, 12/23/21	3,500,000	3,499,408
BPCE SA commercial paper 0.100%, 11/24/21	3,500,000	3,499,826
Collateralized Commercial Paper FLEX Co., LLC asset backed commercial paper 0.070%, 11/10/21	4,000,000	3,999,884
Export Development Canada commercial paper 0.060%, 11/2/21	2,250,000	2,249,986
Federal Home Loan Banks discount notes commercial paper 0.040%, 12/8/21	4,000,000	3,999,835
ING (U.S.) Funding, LLC commercial paper 0.080%, 12/17/21	3,500,000	3,499,571
Interest in $428,102,000 joint tri-party repurchase agreement dated 10/29/2021 with Citigroup Global Markets, Inc. due 11/1/2021 — maturity value of $69,102,346 for an effective yield of 0.060% (collateralized by Agency Mortgage-Backed Securities and U.S. Treasuries (including strips) with coupon rates ranging from 1.694% to 7.250% and due dates ranging from 8/1/2022 to 7/20/2068, valued at $436,664,112)	69,102,000	69,102,000
MetLife Short Term Funding, LLC asset backed commercial paper 0.060%, 11/3/21	3,500,000	3,499,970
Mizuho Bank, Ltd./Singapore commercial paper 0.100%, 11/29/21	3,500,000	3,499,670
National Australia Bank, Ltd. commercial paper 0.080%, 12/1/21	3,000,000	2,999,808

Multi-Asset Absolute Return Fund 37

SHORT-TERM INVESTMENTS (61.3%)* cont.		Principal amount/ shares	Value
Nordea Bank ABP commercial paper 0.085%, 12/15/21		$4,000,000	$3,999,583
Old Line Funding, LLC asset backed commercial paper 0.090%, 12/17/21		4,000,000	3,999,494
Prudential PLC commercial paper 0.070%, 11/4/21		3,000,000	2,999,964
Putnam Cash Collateral Pool, LLC 0.08% [d]	Shares	11,679,600	11,679,600
Putnam Short Term Investment Fund Class P 0.09% L	Shares	154,801,408	154,801,408
Sheffield Receivables Co., LLC asset backed commercial paper 0.100%, 12/13/21		$3,680,000	3,679,540
Skandinaviska Enskilda Banken AB commercial paper 0.090%, 12/9/21		3,500,000	3,499,705
Societe Generale SA commercial paper 0.105%, 12/2/21		3,500,000	3,499,791
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	3,086,000	3,086,000
Sumitomo Mitsui Trust BankLtd. commercial paper 0.105%, 12/1/21		$4,000,000	3,999,704
Svenska Handelsbanken commercial paper 0.100%, 12/23/21		3,250,000	3,249,614
Swedbank AB commercial paper 0.090%, 11/29/21		1,450,000	1,449,939
Toronto-Dominion Bank (The) commercial paper 0.110%, 11/5/21		4,000,000	3,999,938
TotalEnergies Capital Canada, Ltd. commercial paper 0.080%, 11/30/21		3,500,000	3,499,720
U.S. Treasury Bills 0.054%, 4/7/22 ∆ §		10,120,000	10,117,461
U.S. Treasury Bills 0.053%, 5/19/22 ∆ §		12,500,000	12,494,991
U.S. Treasury Bills 0.052%, 3/24/22 # ∆ §		8,598,000	8,595,974
U.S. Treasury Bills 0.043%, 3/3/22 # ∆ §		11,900,000	11,897,580
U.S. Treasury Bills 0.046%, 2/17/22 # ∆ §		6,900,000	6,898,887
U.S. Treasury Bills 0.051%, 4/21/22 ∆ §		4,000,000	3,998,813
U.S. Treasury Bills 0.034%, 3/10/22 # ∆ §		6,600,000	6,598,581
U.S. Treasury Bills 0.038%, 2/3/22 # ∆ §		5,500,000	5,499,192
Total short-term investments (cost $380,899,186)			$380,895,216

TOTAL INVESTMENTS
Total investments (cost $856,935,383)	$875,745,175

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

38 Multi-Asset Absolute Return Fund

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2020 through October 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $621,824,868.
†††	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $6,642,712 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $48,946,244 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $9,400,813 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

Multi-Asset Absolute Return Fund 39

At the close of the reporting period, the fund maintained liquid assets totaling $386,056,262 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/21 (aggregate face value $622,238,386)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	1/19/22	$4,925,557	$4,769,978	$(155,579)
	British Pound	Buy	12/15/21	1,291,146	1,322,912	(31,766)
	Canadian Dollar	Sell	1/19/22	2,560,392	2,519,315	(41,077)
	Euro	Buy	12/15/21	8,099,345	8,337,811	(238,466)
	Hong Kong Dollar	Buy	11/17/21	1,180,499	1,181,552	(1,053)
	Hong Kong Dollar	Sell	11/17/21	1,180,499	1,180,389	(110)
	Japanese Yen	Buy	11/17/21	3,398,366	3,521,385	(123,019)
	New Zealand Dollar	Sell	1/19/22	6,449,489	6,275,483	(174,006)
	Swedish Krona	Buy	12/15/21	828,435	838,179	(9,744)
	Swiss Franc	Buy	12/15/21	1,151,420	1,131,490	19,930
Barclays Bank PLC
	Australian Dollar	Sell	1/19/22	3,512,494	3,400,275	(112,219)
	British Pound	Buy	12/15/21	4,131,587	4,106,296	25,291
	Canadian Dollar	Buy	1/19/22	1,643,005	1,620,742	22,263
	Euro	Sell	12/15/21	4,110,831	4,179,522	68,691
	Japanese Yen	Buy	11/17/21	3,477,465	3,573,156	(95,691)
	New Zealand Dollar	Sell	1/19/22	2,395,032	2,330,558	(64,474)
	Swedish Krona	Buy	12/15/21	2,425,466	2,423,264	2,202
	Swiss Franc	Sell	12/15/21	6,904,586	6,894,109	(10,477)
Citibank, N.A.
	Australian Dollar	Sell	1/19/22	4,601,260	4,455,908	(145,352)
	British Pound	Buy	12/15/21	5,460,785	5,485,997	(25,212)
	Canadian Dollar	Buy	1/19/22	2,793,052	2,747,892	45,160
	Euro	Sell	12/15/21	2,599,992	2,674,470	74,478
	Japanese Yen	Buy	11/17/21	4,910,673	5,060,318	(149,645)
	New Zealand Dollar	Sell	1/19/22	4,648,223	4,522,024	(126,199)
	Norwegian Krone	Buy	12/15/21	3,403,953	3,342,558	61,395
	Swedish Krona	Sell	12/15/21	2,818,677	2,761,123	(57,554)
	Swiss Franc	Sell	12/15/21	1,691,316	1,661,599	(29,717)
Credit Suisse International
	Australian Dollar	Buy	1/19/22	1,191,548	1,153,938	37,610
	British Pound	Sell	12/15/21	3,270,229	3,305,355	35,126
	Canadian Dollar	Buy	1/19/22	1,672,098	1,661,409	10,689

40 Multi-Asset Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 10/31/21 (aggregate face value $622,238,386) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
	Euro	Sell	12/15/21	$3,578,403	$3,673,652	$95,249
	New Zealand Dollar	Buy	1/19/22	2,355,099	2,291,388	63,711
Goldman Sachs International
	Australian Dollar	Sell	1/19/22	2,554,425	2,413,956	(140,469)
	British Pound	Buy	12/15/21	8,004,752	8,363,024	(358,272)
	Canadian Dollar	Buy	1/19/22	13,277,382	13,039,787	237,595
	Euro	Buy	12/15/21	1,815,181	2,163,529	(348,348)
	Hong Kong Dollar	Buy	11/17/21	653,699	653,647	52
	Hong Kong Dollar	Sell	11/17/21	653,699	654,237	538
	Japanese Yen	Buy	11/17/21	2,566,637	3,049,120	(482,483)
	New Zealand Dollar	Sell	1/19/22	10,614,941	10,321,478	(293,463)
	Norwegian Krone	Sell	12/15/21	8,634,104	8,418,259	(215,845)
	Swedish Krona	Buy	12/15/21	2,943,448	3,104,396	(160,948)
	Swiss Franc	Sell	12/15/21	2,863,624	2,879,815	16,191
HSBC Bank USA, National Association
	Australian Dollar	Sell	1/19/22	91,496	88,578	(2,918)
	British Pound	Buy	12/15/21	1,939,389	1,948,646	(9,257)
	Canadian Dollar	Buy	1/19/22	1,376,969	1,354,828	22,141
	Euro	Buy	12/15/21	13,875,383	14,205,328	(329,945)
	Hong Kong Dollar	Buy	11/17/21	1,989,092	1,990,270	(1,178)
	Hong Kong Dollar	Sell	11/17/21	1,989,092	1,990,397	1,305
	Japanese Yen	Buy	11/17/21	1,217,101	1,251,621	(34,520)
	New Zealand Dollar	Sell	1/19/22	2,783,266	2,707,661	(75,605)
	Swiss Franc	Sell	12/15/21	3,947,243	3,954,750	7,507
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/19/22	4,489,750	4,289,945	199,805
	British Pound	Sell	12/15/21	1,424,600	1,379,402	(45,198)
	Canadian Dollar	Buy	1/19/22	9,472,473	9,416,717	55,756
	Euro	Sell	12/15/21	14,698,845	15,026,369	327,524
	Japanese Yen	Sell	11/17/21	5,981,674	6,209,239	227,565
	New Zealand Dollar	Buy	1/19/22	21,097,060	20,525,155	571,905
	Norwegian Krone	Buy	12/15/21	7,964,615	7,833,207	131,408
	Swedish Krona	Buy	12/15/21	2,456,656	2,430,422	26,234
	Swiss Franc	Sell	12/15/21	2,710,306	2,714,960	4,654
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/19/22	13,526,736	13,124,451	402,285
	British Pound	Buy	12/15/21	13,196,851	13,323,073	(126,222)
	Canadian Dollar	Buy	1/19/22	4,604,391	4,639,639	(35,248)
	Euro	Buy	12/15/21	8,894,224	9,140,769	(246,545)
	Japanese Yen	Buy	11/17/21	7,848,949	8,160,321	(311,372)
	New Zealand Dollar	Sell	1/19/22	9,326,503	9,073,157	(253,346)
	Norwegian Krone	Buy	12/15/21	8,538,573	8,307,698	230,875
	Swedish Krona	Buy	12/15/21	12,603,392	12,750,079	(146,687)
	Swiss Franc	Sell	12/15/21	1,639,919	1,597,909	(42,010)

Multi-Asset Absolute Return Fund 41

FORWARD CURRENCY CONTRACTS at 10/31/21 (aggregate face value $622,238,386) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
NatWest Markets PLC
	Australian Dollar	Buy	1/19/22	$1,868,810	$1,766,242	$102,568
	British Pound	Buy	12/15/21	1,656,604	1,689,604	(33,000)
	Canadian Dollar	Buy	1/19/22	1,206,131	1,186,685	19,446
	Euro	Buy	12/15/21	2,505,566	2,546,831	(41,265)
	Japanese Yen	Buy	11/17/21	1,310,960	1,348,543	(37,583)
	New Zealand Dollar	Sell	1/19/22	10,959,737	10,643,490	(316,247)
	Norwegian Krone	Buy	12/15/21	2,568,038	2,481,981	86,057
	Swedish Krona	Sell	12/15/21	272,215	272,011	(204)
	Swiss Franc	Buy	12/15/21	5,202,553	5,212,104	(9,551)
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/19/22	15,418,421	15,221,742	(196,679)
	British Pound	Sell	12/15/21	3,199,875	3,156,067	(43,808)
	Canadian Dollar	Buy	1/19/22	14,010,112	13,867,898	142,214
	Euro	Sell	12/15/21	9,323,082	9,326,494	3,412
	Hong Kong Dollar	Buy	11/17/21	9,188,446	9,196,326	(7,880)
	Hong Kong Dollar	Sell	11/17/21	9,188,446	9,187,246	(1,200)
	Japanese Yen	Sell	11/17/21	32,632,093	33,692,378	1,060,285
	New Zealand Dollar	Sell	1/19/22	2,786,916	2,697,960	(88,956)
	Norwegian Krone	Sell	12/15/21	315,326	264,228	(51,098)
	Swedish Krona	Sell	12/15/21	7,830,207	7,697,209	(132,998)
	Swiss Franc	Buy	12/15/21	1,909,483	1,842,041	67,442
Toronto-Dominion Bank
	Australian Dollar	Buy	1/19/22	2,503,937	2,424,845	79,092
	British Pound	Buy	12/15/21	4,237,118	4,203,578	33,540
	Canadian Dollar	Buy	1/19/22	476,714	484,191	(7,477)
	Euro	Sell	12/15/21	2,086,891	2,142,511	55,620
	Hong Kong Dollar	Buy	11/17/21	1,507,201	1,508,521	(1,320)
	Hong Kong Dollar	Sell	11/17/21	1,507,201	1,507,027	(174)
	Japanese Yen	Buy	11/17/21	7,634,044	7,884,307	(250,263)
	New Zealand Dollar	Sell	1/19/22	3,934,158	3,826,916	(107,242)
	Norwegian Krone	Buy	12/15/21	13,615,659	13,376,015	239,644
	Swedish Krona	Sell	12/15/21	10,295,101	10,048,528	(246,573)
UBS AG
	Australian Dollar	Buy	1/19/22	5,365,955	5,195,711	170,244
	British Pound	Sell	12/15/21	10,190,381	10,252,790	62,409
	Canadian Dollar	Buy	1/19/22	6,627,862	6,524,933	102,929
	Euro	Buy	12/15/21	22,569,643	23,146,675	(577,032)
	Hong Kong Dollar	Buy	11/17/21	1,660,089	1,659,687	402
	Hong Kong Dollar	Sell	11/17/21	1,660,089	1,661,468	1,379
	Japanese Yen	Buy	11/17/21	24,929,289	25,595,635	(666,346)
	New Zealand Dollar	Sell	1/19/22	5,261,312	5,098,966	(162,346)
	Norwegian Krone	Sell	12/15/21	4,048,474	3,923,610	(124,864)
	Swedish Krona	Sell	12/15/21	6,573,095	6,445,666	(127,429)
	Swiss Franc	Sell	12/15/21	10,036,245	10,023,034	(13,211)

42 Multi-Asset Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 10/31/21 (aggregate face value $622,238,386) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
WestPac Banking Corp.
	British Pound	Sell	12/15/21	$735,432	$743,298	$7,866
	Canadian Dollar	Sell	1/19/22	105,380	103,675	(1,705)
	Euro	Buy	12/15/21	914,418	938,904	(24,486)
	Japanese Yen	Sell	11/17/21	555,808	573,984	18,176
	New Zealand Dollar	Sell	1/19/22	767,810	746,945	(20,865)
Unrealized appreciation						5,277,860
Unrealized (depreciation)						(8,543,041)
Total						$(3,265,181)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	65	$7,590,469	$7,603,700	Dec-21	$(90,736)
MSCI Emerging Markets Index (Long)	55	3,478,074	3,470,500	Dec-21	(99,482)
NASDAQ 100 Index E-Mini (Long)	23	7,285,710	7,285,710	Dec-21	104,553
Russell 2000 Index E-Mini (Long)	32	3,675,506	3,672,480	Dec-21	80,186
S&P 500 Index E-Mini (Long)	33	7,598,877	7,585,050	Dec-21	154,537
S&P 500 Index E-Mini (Short)	5	1,151,345	1,149,250	Dec-21	(76,326)
U.S. Treasury Note 2 yr (Short)	1,198	262,661,500	262,661,500	Dec-21	1,111,068
U.S. Treasury Note 5 yr (Short)	1,098	133,681,500	133,681,500	Dec-21	1,740,701
U.S. Treasury Note 10 yr (Long)	3,478	454,585,469	454,585,469	Dec-21	(8,119,388)
Unrealized appreciation					3,191,045
Unrealized (depreciation)					(8,385,932)
Total					$(5,194,887)

WRITTEN OPTIONS OUTSTANDING at 10/31/21 (premiums $39,815)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Toronto-Dominion Bank
USD/CAD (Put)	Nov-21/CAD 1.23	$13,162,000	$13,162,000	$39,433
Total

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	$479,600	$(62,468)	$20,206
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	359,700	(8,138)	(2,057)

Multi-Asset Absolute Return Fund 43

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	$479,600	$(62,468)	$(22,162)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	359,700	(169,122)	(115,630)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	166,600	(21,033)	12,623
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	166,600	(21,033)	(12,067)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	833,400	(116,363)	104,458
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	833,400	(116,363)	(115,584)
Unrealized appreciation				137,287
Unrealized (depreciation)				(267,500)
Total				$(130,213)

TBA SALE COMMITMENTS OUTSTANDING at 10/31/21 (proceeds receivable $143,934,492)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 3.00%, 11/1/51	$1,000,000	11/10/21	$1,043,291
Uniform Mortgage-Backed Securities, 2.50%, 12/1/51	17,000,000	12/13/21	17,419,682
Uniform Mortgage-Backed Securities, 2.50%, 11/1/51	17,000,000	11/10/21	17,460,855
Uniform Mortgage-Backed Securities, 2.00%, 12/1/51	54,000,000	12/13/21	53,886,924
Uniform Mortgage-Backed Securities, 2.00%, 11/1/51	54,000,000	11/10/21	53,994,503
Total			$143,805,255

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$391,400	$22,114	$(6)	12/7/30	2.184% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(25,470)
470,500	10,026 E	(5)	6/5/29	3 month USD-LIBOR-BBA — Quarterly	2.2225% — Semiannually	10,021
39,300	5,162 E	(1)	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(5,164)
835,100	83,134 E	(28)	1/27/47	3 month USD-LIBOR-BBA — Quarterly	1.27% — Semiannually	(83,163)
70,500	6,234 E	(2)	3/7/50	1.275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	6,231

44 Multi-Asset Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$146,000	$19,630	$381	10/16/50	3 month USD-LIBOR-BBA — Quarterly	1.16% — Semiannually	$(19,195)
1,253,000	19,359	(17)	2/22/31	1.3659% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	16,428
815,000	8,313	(11)	2/24/31	1.4255% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	6,341
1,110,000	2,176	(15)	3/2/31	1.51882% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(381)
872,600	8,883	(8)	4/1/26	0.94375% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	8,287
39,210,000	85,086	46,584	4/20/31	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(55,593)
31,343,000	510,577 E	(337,949)	12/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	172,629
148,009,000	1,118,948 E	262,967	12/15/23	3 month USD-LIBOR-BBA — Quarterly	0.40% — Semiannually	(857,028)
26,010,000	595,889 E	631,170	12/15/31	3 month USD-LIBOR-BBA — Quarterly	1.35% — Semiannually	35,281
6,431,000	128,942 E	285,486	12/15/51	3 month USD-LIBOR-BBA — Quarterly	1.65% — Semiannually	156,545
10,035,000	210,735 E	(63,626)	12/15/31	1.10% — Annually	Secured Overnight Financing Rate — Annually	147,109
1,941,000	1,572	(16)	10/20/26	1.252% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(2,245)
1,322,000	1,296	(11)	10/21/26	1.2155% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	891
287,000	12,137	(10)	10/27/51	1.898% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(12,202)
3,882,000	6,638	(51)	11/1/31	1.587% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(6,690)
23,017,000	9,437	(87)	11/1/23	3 month USD-LIBOR-BBA — Quarterly	0.711% — Semiannually	9,350

Multi-Asset Absolute Return Fund 45

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
AUD	11,072,000	$585,189 E	$41,047	12/15/31	6 month AUD-BBR-BBSW — Semiannually	1.395% — Semiannually	$(544,142)
CAD	9,375,000	378,227 E	41,796	12/15/31	3 month CAD-BA-CDOR — Semiannually	1.70% — Semiannually	(336,431)
CHF	2,947,000	87,515 E	35,806	12/15/31	0.050% plus Swiss Average Rate Overnight — Annually	—	(51,709)
EUR	12,761,000	405,525 E	157,091	12/15/31	6 month EUR-EURIBOR-REUTERS — Semiannually	0.02% — Annually	(248,434)
GBP	4,747,000	205,420 E	(201,743)	12/15/31	0.6525% — Annually	Sterling Overnight Index Average — Annually	3,677
NOK	25,679,000	87,908 E	(8,456)	12/15/31	1.63% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	79,452
NZD	5,833,000	273,869 E	20,610	12/15/31	3 month NZD-BBR-FRA — Quarterly	2.03% — Semiannually	(253,259)
SEK	11,498,000	49,417 E	(5,766)	12/15/31	0.65% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	43,651
Total			$905,130	$(1,805,213)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$142,022,863	$149,277,433	$—	10/12/22	(Secured Overnight Financing Rate plus 0.22%) — Quarterly	A basket (MLFCF15) of common stocks — Quarterly*	$7,307,322
1,548,289	1,519,800	—	6/20/23	(1 month USD-LIBOR-BBA plus 0.10%) — Monthly	Al Rajhi Bank — Monthly	(28,956)
957,432	939,815	—	6/20/23	1 month USD-LIBOR-BBA plus 1.00% — Monthly	Al Rajhi Bank — Monthly	(17,906)

46 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
$142,015,867	$150,180,638	$—	10/12/22	Secured Overnight Financing Rate plus 0.05% — Quarterly	Russell 1000 Total Return Index — Quarterly	$(8,139,563)
610,610	602,066	—	6/20/23	(1 month USD-LIBOR-BBA plus 1.00%) — Monthly	United Electronics Co. — Monthly	(8,728)
Barclays Bank PLC
54,524,007	54,660,179	—	5/26/22	(0.10%) — Monthly	Buraschi Barclays Adaptive Trend Strategy EX-Commodities ER — Monthly	135,566
Citibank, N.A.
700,456	729,754	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	AAR Corp. — Monthly	(29,426)
460,841	460,691	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	ACI Worldwide, Inc. — Monthly	66
951,627	1,097,412	—	7/5/22	1 month USD-LIBOR-BBA minus 0.25% — Monthly	Adapt Health Corp. — Monthly	(145,959)
1,020,125	1,080,917	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Advance Auto Parts Inc. — Monthly	(60,931)
306,403	304,233	—	7/5/22	1 month USD-LIBOR-BBA minus 1.85% — Monthly	B&G Foods, Inc. — Monthly	2,298
2,402,505	2,399,941	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Bausch Health Cos, Inc. — Monthly	2,123
856,333	786,686	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Century Link, Inc. — Monthly	76,743
801,624	889,425	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Dycom Industries, Inc. — Monthly	(87,947)
94,590	114,605	—	7/5/22	1 month USD-LIBOR-BBA minus 1.25% — Monthly	Ebix, Inc. — Monthly	(20,032)
2,000,651	2,046,714	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Elanco Animal Health, Inc. — Monthly	(46,431)
965,350	1,063,554	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Everbridge, Inc. — Monthly	(98,381)
1,741,784	1,752,478	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Fair Isaac Corp. — Monthly	(11,014)

Multi-Asset Absolute Return Fund 47

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
$1,048,340	$992,144	$—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	First Citizens Bcshs-Cl A — Monthly	$56,004
961,560	736,032	—	7/5/22	1 month USD-LIBOR-BBA — Monthly	Healthcare Services Group — Monthly	225,351
926,667	1,046,628	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	HP Inc — Monthly	(120,055)
2,385,823	2,473,925	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	L3Harris Technologies Inc — Monthly	(88,539)
572,655	493,929	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Liveperson Inc. — Monthly	78,621
2,276,989	2,434,193	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Penumbra, Inc. — Monthly	(157,622)
861,008	1,013,392	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Ping Identity Holding Corp. — Monthly	(152,542)
263,683	414,081	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Plug Power, Inc. — Monthly	(150,446)
1,019,832	1,033,317	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Primoris Services Corp. — Monthly	(13,590)
2,856,408	3,041,016	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Ralph Lauren Corp. — Monthly	(201,573)
1,029,486	1,049,049	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Square Inc. — Monthly	(19,563)
331,144	331,641	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Stitch Fix Inc Class A — Monthly	(531)
2,497,107	3,563,686	—	7/5/22	1 month USD-LIBOR-BBA minus 1.30% — Monthly	Tesla, Inc. — Monthly	(1,067,037)
1,535,685	1,543,431	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	The Hershey Co. — Monthly	(8,028)
1,010,685	1,053,583	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Universal Display Corp. — Monthly	(43,002)
303,127	293,057	—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	WD−40 Co. — Monthly	9,913

48 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
$1,990,700	$1,936,189	$—	7/5/22	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Woodward, Inc. — Monthly	$54,146
139,949	158,981	—	7/5/22	1 month USD-LIBOR-BBA minus 3.25% — Monthly	Zynex, Inc. — Monthly	(19,097)
Credit Suisse International
2,576,178	2,640,425	—	11/2/21	1 month USD-LIBOR-BBA minus 0.35% — Monthly	MSCI Daily TR Net Emerging Markets USD — Monthly	(64,752)
51,050,419	52,323,542	—	11/2/21	1 month USD-LIBOR-BBA minus 0.35% — Monthly	MSCI Emerging Markets TR Net USD — Monthly	(1,283,156)
Goldman Sachs International
230,517,182	231,751,573	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.50%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	1,267,963
224,598,910	225,962,367	—	12/15/25	1 month USD-LIBOR-BBA minus 0.15% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	(1,444,156)
424,419	445,149	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Abbvie Inc. — Monthly	25,711
827,351	850,131	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Agilent Technologies, Inc. — Monthly	23,698
223,220	222,286	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Amgen Inc — Monthly	(969)
105,589	101,369	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Astellas Pharma Inc. — Monthly	(3,024)
426,358	441,650	—	12/15/25	(1 month USD-LIBOR-BBA) — Monthly	AstraZeneca PLC — Monthly	15,280
338,094	348,369	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Astrazeneca Plc — Monthly	10,222
325,490	329,549	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bayer AG- Reg — Monthly	4,008
791,349	741,459	—	12/15/25	1 month USD-LIBOR-BBA minus 0.50% — Monthly	Beyond Meat, Inc. — Monthly	49,727
332,367	315,216	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Biogen Inc. — Monthly	(17,202)

Multi-Asset Absolute Return Fund 49

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$395,723	$585,437	$—	12/15/25	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Bloom Energy Corp. — A — Monthly	$(189,753)
295,127	295,329	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bristol-Myers Squibb Co. — Monthly	2,634
300,235	308,142	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	CSL Ltd. — Monthly	7,866
32,220	31,413	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Dajichi Sankyo Co Ltd. — Monthly	(677)
147,917	146,182	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Eisai Co Ltd. — Monthly	(422)
248,585	266,224	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eli Lilly & Co. — Monthly	17,601
81,500	76,402	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eurofins Scientific — Monthly	(5,110)
983,619	1,119,123	—	12/15/25	1 month USD-LIBOR-BBA minus 0.35% — Monthly	First Solar Inc. — Monthly	(135,600)
88,568	87,566	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Galapagos NV — Monthly	(1,016)
251,719	241,483	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Gilead Sciences Inc — Monthly	(10,275)
442,891	477,529	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Glaxosmithkline Plc — Monthly	34,569
10,046,299	9,977,862	—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility Carry US Enhanced 3x Excess Return Strategy — Monthly ††	(70,069)
32,417,497	32,255,901	—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility Carry US Series 85 Excess Return Strategy — Monthly ††	(161,596)
7,531,992	7,574,596	—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility of Volatility Carry Excess Return Strategy — Monthly †	41,788

50 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$19,134,843	$19,302,579	$—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility of Volatility Carry Series 69 Excess Return Strategy — Monthly †	$165,664
56,314	54,191	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Grifols Sa — Monthly	(2,132)
87,350	88,953	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	H Lundbeck A/S — Monthly	1,589
121,070	123,687	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Hikma Pharmaceuticals PLC — Monthly	2,598
134,805	123,200	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Hisamitsu Pharmaceutical Co — Monthly	(10,383)
538,238	544,974	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Illumina Inc — Monthly	6,652
57,037	58,273	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Incyte Corp — Monthly	1,227
577,629	596,863	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ipsen — Monthly	19,144
855,546	898,762	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	IQVIA Holdings, Inc. — Monthly	43,083
465,673	470,235	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Johnson & Johnson — Monthly	4,489
489,484	550,224	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck & Co. Inc. — Monthly	60,664
925,743	979,192	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck Kgaa — Monthly	53,306
856,321	894,452	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Mettler-Toledo International — Monthly	37,997
843,786	911,995	—	12/15/25	1 month USD-LIBOR-BBA minus 0.35% — Monthly	New Relic Inc. — Monthly	(68,291)
38,175	37,902	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Novartis Ag-Reg — Monthly	(279)
873,899	879,312	—	12/15/25	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Open Text Corp. — Monthly	(1,351)

Multi-Asset Absolute Return Fund 51

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$21,806	$22,969	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Organon & Co. — Monthly	$1,159
15,502	16,153	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Orion Oyj-Class B — Monthly	649
683,338	748,230	—	12/15/25	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Outset Medical Inc. — Monthly	(64,959)
824,986	859,332	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perkinelmer Inc. — Monthly	34,558
380,791	384,452	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perrigo Co Plc — Monthly	3,602
610,193	643,284	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Pfizer, Inc. — Monthly	32,996
681,566	747,787	—	12/15/25	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Progyny, Inc. — Monthly	(66,287)
21,341	22,527	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Recordati Industria Chemica — Monthly	1,182
45,919	53,115	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Regeneron Pharmaceuticals — Monthly	7,189
403,603	415,216	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sanofi — Monthly	11,551
425,638	432,875	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sartorius Stedim Biotech — Monthly	7,171
166,468	160,560	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Shionogi & Co Ltd — Monthly	(4,842)
160,460	162,362	—	12/15/25	1 month USD-LIBOR-BBA minus 0.50% — Monthly	Sillajen Inc. — Monthly	(2,941)
1,686,149	1,750,946	—	12/15/25	1 month USD-LIBOR-BBA minus 0.35% — Monthly	Steris, PLC — Monthly	(64,961)
381,433	314,979	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Sumitomo Dajnippon Pharma Co. — Monthly	(64,001)
306,698	286,346	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Taisho Pharmaceutical Holdin — Monthly	(18,250)

52 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$145,640	$144,350	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Takeda Pharmaceutical Co Ltd — Monthly	$2,419
253,935	229,276	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Teva Pharmaceutical-Sp Adr — Monthly	(24,698)
786,809	855,278	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Thermo Fisher Scientific Inc — Monthly	68,346
92,541	96,955	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ucb Sa — Monthly	4,399
11,633	11,836	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vertex Pharmaceuticals Inc — Monthly	200
372,438	369,395	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Viatris, Inc. — Monthly	(3,102)
203,946	196,054	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vifor Pharma AG — Monthly	(7,924)
895,212	954,527	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Waters Corp. — Monthly	59,176
705,748	754,538	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Zoetis, Inc. — Monthly	49,553
JPMorgan Chase Bank N.A.
41,929,958	42,509,496	—	10/14/22	(Secured Overnight Financing Rate plus 0.41%) — Monthly	A basket (JPCMPTFL) of common stocks — Monthly*	582,380
19,043,482	19,708,469	—	2/5/22	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Russell 1000 Value Total Return Index — Monthly	659,224
UBS AG
225,543,154	226,696,157	—	5/22/23	(Secured Overnight Financing Rate plus 0.35%) — Monthly	A basket (UBSPUSER) of common stocks — Monthly*	1,153,003
2,793,293	2,862,953	—	11/2/21	1 month USD-LIBOR-BBA minus 0.25% — Monthly	MSCI Daily TR Net Emerging Markets USD — Monthly	(70,008)
47,929,934	49,125,237	—	11/2/21	1 month USD-LIBOR-BBA minus 0.25% — Monthly	MSCI Emerging Markets TR Net USD — Monthly	(1,201,261)

Multi-Asset Absolute Return Fund 53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
UBS AG cont.
$225,667,548	$226,649,971	$—	5/22/23	Secured Overnight Financing Rate plus 0.20% — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	$(982,423)
Upfront premium received		—		Unrealized appreciation		12,524,390
Upfront premium (paid)		—		Unrealized (depreciation)		(16,782,769)
Total		$—		Total	$(4,258,379)
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.
† Replicates exposure to the difference between the implied and the realized volatility risk premium in the CBOE Volatility Index option market, with a delta hedge overlay.
†† Replicates exposure to the difference between the implied and the realized volatility risk premium on the S&P 500 Index, with a delta hedge overlay.

A BASKET (MLFCF15) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Apple, Inc.	Technology	61,498	$9,212,397	6.17%
Alphabet, Inc. Class A	Technology	2,757	8,161,974	5.47%
Microsoft Corp.	Technology	18,528	6,144,109	4.12%
Amazon.com, Inc.	Consumer cyclicals	1,626	5,484,685	3.67%
NVIDIA Corp.	Technology	18,080	4,622,514	3.10%
JPMorgan Chase & Co.	Financials	22,968	3,902,110	2.61%
Accenture PLC Class A	Technology	8,715	3,126,760	2.09%
Intuit, Inc.	Technology	4,863	3,043,940	2.04%
Adobe, Inc.	Technology	4,380	2,848,411	1.91%
Qualcomm, Inc.	Technology	20,946	2,786,689	1.87%
Goldman Sachs Group, Inc. (The)	Financials	6,670	2,757,241	1.85%
Bristol-Myers Squibb Co.	Health care	44,822	2,617,629	1.75%
Abbott Laboratories	Health care	20,106	2,591,460	1.74%
Citigroup, Inc.	Financials	36,716	2,539,277	1.70%
Walmart, Inc.	Consumer cyclicals	16,783	2,507,674	1.68%
Ford Motor Co.	Consumer cyclicals	136,702	2,334,868	1.56%
Verizon Communications, Inc.	Communication services	38,800	2,056,010	1.38%
Merck & Co., Inc.	Health care	22,298	1,963,372	1.32%
Lockheed Martin Corp.	Capital goods	5,071	1,685,278	1.13%
Fortinet, Inc.	Technology	4,864	1,635,911	1.10%
Cisco Systems, Inc./California	Technology	28,688	1,605,651	1.08%
TJX Cos., Inc. (The)	Consumer cyclicals	24,005	1,572,072	1.05%
Target Corp.	Consumer cyclicals	5,911	1,534,586	1.03%
MetLife, Inc.	Financials	24,150	1,516,604	1.02%
PepsiCo, Inc.	Consumer staples	9,129	1,475,227	0.99%
Align Technology, Inc.	Health care	2,346	1,464,898	0.98%
Procter & Gamble Co. (The)	Consumer staples	9,950	1,422,695	0.95%
Edwards Lifesciences Corp.	Health care	11,093	1,329,173	0.89%

54 Multi-Asset Absolute Return Fund

A BASKET (MLFCF15) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
CSX Corp.	Transportation	35,540	$1,285,495	0.86%
McDonald’s Corp.	Consumer staples	5,232	1,284,716	0.86%
Colgate-Palmolive Co.	Consumer staples	16,807	1,280,548	0.86%
DuPont de Nemours, Inc.	Basic materials	17,677	1,230,333	0.82%
Constellation Brands, Inc. Class A	Consumer staples	5,620	1,218,399	0.82%
O’Reilly Automotive, Inc.	Consumer cyclicals	1,955	1,216,871	0.82%
Facebook, Inc. Class A	Technology	3,744	1,211,557	0.81%
Pinterest, Inc. Class A	Technology	26,935	1,202,364	0.81%
Veeva Systems, Inc. Class A	Technology	3,671	1,163,614	0.78%
Vertex Pharmaceuticals, Inc.	Health care	6,150	1,137,399	0.76%
Roku, Inc.	Technology	3,686	1,123,968	0.75%
Synopsys, Inc.	Technology	3,338	1,112,285	0.75%
Moderna, Inc.	Health care	3,188	1,100,437	0.74%
Parker Hannifin Corp.	Capital goods	3,655	1,083,986	0.73%
Cadence Design Systems, Inc.	Technology	6,053	1,047,896	0.70%
McKesson Corp.	Health care	4,926	1,023,942	0.69%
Medtronic PLC	Health care	8,275	991,886	0.66%
Southern Co. (The)	Utilities and power	15,874	989,251	0.66%
Marriott International, Inc./MD Class A	Consumer cyclicals	6,179	988,832	0.66%
Gartner, Inc.	Consumer cyclicals	2,898	962,007	0.64%
Ameriprise Financial, Inc.	Financials	3,107	938,732	0.63%
Synchrony Financial	Financials	19,046	884,673	0.59%

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Athene Holding, Ltd. Class A	Financials	15,250	$1,326,859	0.57%
Take-Two Interactive Software, Inc.	Technology	6,980	1,263,365	0.55%
Merck & Co., Inc.	Health care	14,213	1,251,469	0.54%
Moncler SpA (Italy)	Consumer cyclicals	17,209	1,235,797	0.53%
IAC/InterActiveCorp	Technology	8,052	1,226,851	0.53%
Newcrest Mining, Ltd. (Australia)	Basic materials	65,056	1,218,068	0.53%
A.O. Smith Corp.	Capital goods	16,563	1,210,225	0.52%
Netflix, Inc.	Consumer staples	1,750	1,208,180	0.52%
Iberdrola SA (Spain)	Utilities and power	101,976	1,204,185	0.52%
Electricite De France SA (France)	Utilities and power	81,782	1,203,494	0.52%
Cadence Design Systems, Inc.	Technology	6,934	1,200,365	0.52%
Pandora A/S (Denmark)	Consumer cyclicals	8,577	1,197,776	0.52%
FactSet Research Systems, Inc.	Consumer cyclicals	2,685	1,191,692	0.51%
Bank Leumi Le-Israel BM (Israel)	Financials	124,787	1,189,765	0.51%
Veeva Systems, Inc. Class A	Technology	3,730	1,182,361	0.51%
Bank Hapoalim MB (Israel)	Financials	120,118	1,180,553	0.51%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	33,416	1,173,399	0.51%
Chevron Corp.	Energy	10,194	1,167,071	0.50%
KLA Corp.	Technology	3,124	1,164,617	0.50%

Multi-Asset Absolute Return Fund 55

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
VEREIT, Inc.	Financials	23,128	$1,163,341	0.50%
MSCI, Inc.	Technology	1,748	1,162,429	0.50%
PPG Industries, Inc.	Basic materials	7,238	1,162,242	0.50%
Synopsys, Inc.	Technology	3,483	1,160,552	0.50%
GlaxoSmithKline PLC (United Kingdom)	Health care	56,050	1,157,198	0.50%
eBay, Inc.	Technology	15,077	1,156,675	0.50%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	17,409	1,156,566	0.50%
Segro PLC (United Kingdom)	Financials	65,299	1,155,034	0.50%
ConocoPhillips	Energy	15,477	1,152,902	0.50%
Lear Corp.	Consumer cyclicals	6,655	1,143,650	0.49%
Magna International, Inc. (Canada)	Consumer cyclicals	13,999	1,138,753	0.49%
Shopify, Inc. Class A (Canada)	Technology	780	1,138,745	0.49%
Exxon Mobil Corp.	Energy	17,657	1,138,357	0.49%
Roche Holding AG (Switzerland)	Health care	2,924	1,130,533	0.49%
Sonic Healthcare, Ltd. (Australia)	Health care	37,423	1,126,898	0.49%
PepsiCo, Inc.	Consumer staples	6,936	1,120,855	0.48%
RWE AG (Germany)	Utilities and power	29,079	1,118,386	0.48%
Sealed Air Corp.	Basic materials	18,828	1,116,865	0.48%
Canadian Imperial Bank of Commerce (Canada)	Financials	9,196	1,115,871	0.48%
Owens Corning	Consumer cyclicals	11,932	1,114,569	0.48%
SEI Investments Co.	Financials	17,611	1,110,180	0.48%
Mettler-Toledo International, Inc.	Health care	749	1,109,270	0.48%
Nordson Corp.	Capital goods	4,353	1,106,631	0.48%
Valeo (France)	Consumer cyclicals	37,725	1,104,637	0.48%
Fidelity National Financial, Inc.	Financials	23,032	1,103,467	0.48%
Fortive Corp.	Capital goods	14,554	1,101,863	0.48%
Dover Corp.	Capital goods	6,513	1,101,139	0.48%
AMETEK, Inc.	Conglomerates	8,310	1,100,298	0.47%
Royal Bank of Canada (Canada)	Financials	10,559	1,099,119	0.47%
Cummins, Inc.	Capital goods	4,580	1,098,555	0.47%
Royal Dutch Shell PLC Class A (United Kingdom)	Energy	47,693	1,097,182	0.47%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Sunrun, Inc.	Energy	24,881	$1,435,138	0.64%
CyberArk Software, Ltd. (Israel)	Technology	6,623	1,192,784	0.53%
Mosaic Co. (The)	Basic materials	28,690	1,192,636	0.53%
Masco Corp.	Consumer cyclicals	17,942	1,176,126	0.52%
Devon Energy Corp.	Energy	29,086	1,165,773	0.52%
Chewy, Inc. Class A	Consumer staples	15,326	1,161,717	0.51%
Ceridian HCM Holding, Inc.	Technology	9,251	1,158,655	0.51%
Live Nation Entertainment, Inc.	Consumer cyclicals	11,412	1,154,295	0.51%

56 Multi-Asset Absolute Return Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
CH Robinson Worldwide, Inc.	Transportation	11,824	$1,146,778	0.51%
Valero Energy Corp.	Energy	14,827	1,146,547	0.51%
Trade Desk, Inc. (The) Class A	Consumer cyclicals	15,304	1,146,392	0.51%
Aon PLC	Financials	3,579	1,145,070	0.51%
Pioneer Natural Resources Co.	Energy	6,104	1,141,398	0.51%
Royalty Pharma PLC Class A	Health care	28,745	1,136,294	0.50%
Fastenal Co.	Consumer staples	19,701	1,124,558	0.50%
Silver Wheaton Corp. (Canada)	Basic materials	27,852	1,124,336	0.50%
Equifax, Inc.	Consumer cyclicals	4,041	1,121,141	0.50%
Veolia Environnement SA (France)	Utilities and power	34,189	1,115,727	0.49%
Nutrien, Ltd. (Canada)	Basic materials	15,950	1,114,806	0.49%
Cheniere Energy, Inc.	Energy	10,778	1,114,446	0.49%
Clarivate PLC (United Kingdom)	Technology	47,494	1,113,726	0.49%
FedEx Corp.	Transportation	4,713	1,109,974	0.49%
Heineken NV (Netherlands)	Consumer staples	9,999	1,107,611	0.49%
Markel Corp.	Financials	843	1,106,511	0.49%
Waste Connections, Inc.	Capital goods	8,132	1,106,075	0.49%
VF Corp.	Consumer cyclicals	15,163	1,105,083	0.49%
Broadridge Financial Solutions, Inc.	Financials	6,181	1,102,791	0.49%
Oak Street Health, Inc.	Health care	23,269	1,099,015	0.49%
Hess Corp.	Energy	13,296	1,097,848	0.49%
Realestate.com.au, Ltd. (Australia)	Technology	9,108	1,097,237	0.49%
AXA SA (France)	Financials	37,517	1,091,173	0.48%
Seek, Ltd. (Australia)	Technology	44,334	1,090,550	0.48%
United Rentals, Inc.	Consumer cyclicals	2,872	1,088,737	0.48%
Equinix, Inc.	Communication services	1,298	1,086,534	0.48%
Atmos Energy Corp.	Utilities and power	11,779	1,085,111	0.48%
Essity AB Class B (Sweden)	Consumer staples	33,545	1,085,093	0.48%
Credit Suisse Group AG (Switzerland)	Financials	104,223	1,085,034	0.48%
Vestas Wind Systems A/S (Denmark)	Energy	25,079	1,084,615	0.48%
Check Point Software Technologies, Ltd. (Israel)	Technology	9,025	1,079,382	0.48%
Naturgy Energy Group SA (Spain)	Utilities and power	40,993	1,077,125	0.48%
ORIX Corp. (Japan)	Financials	54,428	1,076,851	0.48%
Lonza Group AG (Switzerland)	Health care	1,313	1,076,651	0.48%
Westinghouse Air Brake Technologies Corp.	Transportation	11,811	1,071,657	0.47%
TransCanada Corp. (Canada)	Energy	19,762	1,069,076	0.47%
Catalent, Inc.	Health care	7,753	1,068,849	0.47%
Jacobs Engineering Group, Inc.	Capital goods	7,602	1,067,470	0.47%
Trend Micro, Inc. (Japan)	Technology	18,891	1,065,750	0.47%
Wynn Resorts, Ltd.	Consumer cyclicals	11,855	1,064,570	0.47%
Chugai Pharmaceutical Co., Ltd. (Japan)	Health care	28,426	1,059,234	0.47%
American Express Co.	Financials	6,083	1,057,075	0.47%

Multi-Asset Absolute Return Fund 57

A BASKET (JPCMPTFL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Change Healthcare, Inc.	Health care	29,777	$641,102	1.51%
Dentsply Sirona, Inc.	Health care	10,073	576,258	1.36%
Bristol-Myers Squibb Co.	Health care	9,200	537,273	1.26%
General Motors Co.	Consumer cyclicals	9,542	519,350	1.22%
Ford Motor Co.	Consumer cyclicals	29,298	500,406	1.18%
BorgWarner, Inc.	Capital goods	10,262	462,527	1.09%
Delphi Automotive PLC	Capital goods	2,627	454,179	1.07%
Zoetis, Inc.	Health care	2,051	443,426	1.04%
Driven Brands Holdings, Inc.	Consumer cyclicals	13,564	440,408	1.04%
TransDigm Group, Inc.	Capital goods	700	436,559	1.03%
Merck & Co., Inc.	Health care	4,827	425,021	1.00%
lululemon athletica, Inc. (Canada)	Consumer cyclicals	896	417,699	0.98%
AECOM	Capital goods	5,650	386,297	0.91%
Catalent, Inc.	Health care	2,636	363,387	0.85%
Thor Industries, Inc.	Consumer cyclicals	3,501	356,933	0.84%
Hexcel Corp.	Capital goods	6,061	343,899	0.81%
Tandem Diabetes Care, Inc.	Health care	2,518	343,341	0.81%
Datto Holding Corp.	Technology	14,160	338,425	0.80%
Hanesbrands, Inc.	Consumer cyclicals	19,783	337,100	0.79%
AZEK Co., Inc. (The)	Basic materials	9,112	334,306	0.79%
Timken Co. (The)	Basic materials	4,610	327,113	0.77%
TopBuild Corp.	Basic materials	1,238	318,130	0.75%
Skechers USA, Inc. Class A	Consumer cyclicals	6,702	309,685	0.73%
Darling Ingredients, Inc.	Consumer staples	3,623	306,233	0.72%
T-Mobile US, Inc.	Communication services	2,623	301,728	0.71%
Perrigo Co. PLC	Health care	6,590	297,540	0.70%
United Rentals, Inc.	Consumer cyclicals	776	294,278	0.69%
Dropbox, Inc. Class A	Technology	9,642	293,972	0.69%
Datadog, Inc. Class A	Technology	1,753	292,785	0.69%
Boston Scientific Corp.	Health care	6,786	292,682	0.69%
Spirit AeroSystems Holdings, Inc. Class A	Capital goods	6,936	286,396	0.67%
Monolithic Power Systems, Inc.	Technology	544	286,103	0.67%
DexCom, Inc.	Health care	451	281,073	0.66%
Mercury Systems, Inc.	Technology	5,424	279,546	0.66%
Deckers Outdoor Corp.	Consumer cyclicals	694	274,324	0.65%
Quanta Services, Inc.	Capital goods	2,203	267,134	0.63%
Rocket Cos., Inc. Class A	Financials	15,997	263,636	0.62%
Vertiv Holdings Co.	Capital goods	10,234	262,802	0.62%
Advanced Micro Devices, Inc.	Technology	2,157	259,301	0.61%
Freshpet, Inc.	Consumer cyclicals	1,644	256,291	0.60%
StoneCo., Ltd. Class A (Brazil)	Consumer cyclicals	7,284	246,638	0.58%
Zscaler, Inc.	Technology	761	242,554	0.57%
Harley-Davidson, Inc.	Consumer cyclicals	6,619	241,527	0.57%
American Airlines Group, Inc.	Transportation	12,470	239,425	0.56%

58 Multi-Asset Absolute Return Fund

A BASKET (JPCMPTFL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Mirati Therapeutics, Inc.	Health care	1,258	$237,737	0.56%
Hill-Rom Holdings, Inc.	Health care	1,522	235,758	0.55%
AT&T, Inc.	Communication services	9,176	231,783	0.55%
Crowdstrike Holdings, Inc. Class A	Technology	818	230,631	0.54%
Brooks Automation, Inc.	Technology	1,974	229,909	0.54%
HubSpot, Inc.	Technology	283	229,625	0.54%

A BASKET (UBSPUSER) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Microsoft Corp.	Technology	58,206	$19,302,179	8.51%
Apple, Inc.	Technology	71,761	10,749,759	4.74%
Amazon.com, Inc.	Consumer cyclicals	2,647	8,926,601	3.94%
Alphabet, Inc. Class C	Technology	2,516	7,460,113	3.29%
NVIDIA Corp.	Technology	19,782	5,057,714	2.23%
Tesla, Inc.	Consumer cyclicals	3,560	3,965,955	1.75%
JPMorgan Chase & Co.	Financials	23,217	3,944,254	1.74%
Bank of America Corp.	Financials	82,356	3,934,978	1.74%
Regeneron Pharmaceuticals, Inc.	Health care	6,077	3,888,832	1.72%
Union Pacific Corp.	Transportation	15,622	3,771,232	1.66%
Danaher Corp.	Health care	11,885	3,705,316	1.63%
Johnson Controls International PLC	Capital goods	49,950	3,664,840	1.62%
Walmart, Inc.	Consumer cyclicals	23,679	3,538,102	1.56%
Facebook, Inc. Class A	Technology	10,687	3,457,890	1.53%
PayPal Holdings, Inc.	Consumer cyclicals	13,725	3,192,375	1.41%
Citigroup, Inc.	Financials	45,863	3,171,887	1.40%
Charter Communications, Inc. Class A	Communication services	4,576	3,088,125	1.36%
Adobe, Inc.	Technology	4,513	2,935,125	1.29%
O’Reilly Automotive, Inc.	Consumer cyclicals	4,266	2,654,637	1.17%
Visa, Inc. Class A	Financials	11,934	2,527,368	1.11%
Thermo Fisher Scientific, Inc.	Health care	3,950	2,500,551	1.10%
Anthem, Inc.	Health care	5,732	2,493,963	1.10%
American Tower Corp.	Communication services	8,709	2,455,607	1.08%
Northrop Grumman Corp.	Capital goods	6,577	2,349,408	1.04%
ConocoPhillips	Energy	31,290	2,330,777	1.03%
Nike, Inc. Class B	Consumer cyclicals	13,931	2,330,539	1.03%
Mastercard, Inc. Class A	Consumer cyclicals	6,870	2,305,132	1.02%
Goldman Sachs Group, Inc. (The)	Financials	5,558	2,297,229	1.01%
Johnson & Johnson	Health care	14,086	2,294,392	1.01%
Merck & Co., Inc.	Health care	25,815	2,273,023	1.00%
AbbVie, Inc.	Health care	19,005	2,179,344	0.96%
UnitedHealth Group, Inc.	Health care	4,592	2,114,675	0.93%
Procter & Gamble Co. (The)	Consumer staples	14,210	2,031,877	0.90%
ServiceNow, Inc.	Technology	2,830	1,974,412	0.87%
Southwest Airlines Co.	Transportation	41,353	1,955,181	0.86%

Multi-Asset Absolute Return Fund 59

A BASKET (UBSPUSER) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	50,839	$1,917,638	0.85%
Target Corp.	Consumer cyclicals	7,245	1,880,956	0.83%
Qualcomm, Inc.	Technology	13,996	1,862,000	0.82%
United Rentals, Inc.	Consumer cyclicals	4,832	1,832,005	0.81%
Eli Lilly and Co.	Health care	6,892	1,755,918	0.77%
TJX Cos., Inc. (The)	Consumer cyclicals	26,361	1,726,404	0.76%
Intuit, Inc.	Technology	2,739	1,714,721	0.76%
NRG Energy, Inc.	Utilities and power	42,491	1,694,963	0.75%
Exxon Mobil Corp.	Energy	26,189	1,688,399	0.74%
General Motors Co.	Consumer cyclicals	30,127	1,639,830	0.72%
Valero Energy Corp.	Energy	21,064	1,628,876	0.72%
American International Group, Inc.	Financials	27,537	1,627,185	0.72%
Advanced Micro Devices, Inc.	Technology	13,185	1,585,285	0.70%
HCA Healthcare, Inc.	Health care	6,297	1,577,188	0.70%
DexCom, Inc.	Health care	2,446	1,524,149	0.67%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$32,695,000	$890,285	$(595)	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(890,880)
103,112,000	2,198,348	(1,041)	9/13/26	2.7375% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(2,199,389)
Total		$(1,636)	$(3,090,269)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$4,580	$67,000	$18,626	5/11/63	300 bp — Monthly	$(14,007)
CMBX NA BBB−.6 Index	B+/P	6,498	114,000	31,692	5/11/63	300 bp — Monthly	(25,128)
CMBX NA BBB−.6 Index	B+/P	15,001	243,000	67,554	5/11/63	300 bp — Monthly	(52,411)
Barclays Bank PLC
CMBX NA BBB−.6 Index	B+/P	26,163	236,000	65,608	5/11/63	300 bp — Monthly	(39,307)
CMBX NA BBB−.7 Index	BB−/P	8,583	1,527,000	289,825	1/17/47	300 bp — Monthly	(280,350)

60 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.6 Index	B-/P	$237,268	$1,591,129	$698,824	5/11/63	500 bp — Monthly	$(460,009)
CMBX NA BB.7 Index	B/P	32,151	630,000	211,176	1/17/47	500 bp — Monthly	(178,412)
CMBX NA BBB−.6 Index	B+/P	886,347	13,919,000	3,869,482	5/11/63	300 bp — Monthly	(2,975,016)
Credit Suisse International
CMBX NA BBB−.6 Index	B+/P	3,581,285	38,114,000	10,595,692	5/11/63	300 bp — Monthly	(6,992,174)
CMBX NA BBB−.7 Index	BB−/P	41,182	521,000	98,886	1/17/47	300 bp — Monthly	(57,400)
CMBX NA BBB−.7 Index	BB−/P	477,712	6,463,000	1,226,677	1/17/47	300 bp — Monthly	(745,196)
Goldman Sachs International
CMBX NA BBB−.6 Index	B+/P	12,819	162,000	45,036	5/11/63	300 bp — Monthly	(32,123)
CMBX NA BBB−.6 Index	B+/P	14,345	170,000	47,260	5/11/63	300 bp — Monthly	(32,815)
CMBX NA BBB−.6 Index	B+/P	15,423	178,000	49,484	5/11/63	300 bp — Monthly	(33,958)
CMBX NA BBB−.6 Index	B+/P	21,266	252,000	70,056	5/11/63	300 bp — Monthly	(48,644)
CMBX NA BBB−.6 Index	B+/P	32,134	292,000	81,176	5/11/63	300 bp — Monthly	(48,871)
CMBX NA BBB−.6 Index	B+/P	22,005	323,000	89,794	5/11/63	300 bp — Monthly	(67,601)
CMBX NA BBB−.6 Index	B+/P	43,866	508,000	141,224	5/11/63	300 bp — Monthly	(97,061)
CMBX NA BBB−.6 Index	B+/P	72,333	521,000	144,838	5/11/63	300 bp — Monthly	(72,200)
CMBX NA BBB−.6 Index	B+/P	54,650	727,000	202,106	5/11/63	300 bp — Monthly	(147,032)
CMBX NA BBB−.6 Index	B+/P	43,204	871,000	242,138	5/11/63	300 bp — Monthly	(198,426)
CMBX NA BBB−.6 Index	B+/P	113,818	1,020,000	283,560	5/11/63	300 bp — Monthly	(169,147)
CMBX NA BBB−.6 Index	B+/P	113,818	1,020,000	283,560	5/11/63	300 bp — Monthly	(169,147)
CMBX NA BBB−.6 Index	B+/P	90,667	1,094,000	304,132	5/11/63	300 bp — Monthly	(212,827)
CMBX NA BBB−.6 Index	B+/P	123,458	1,108,000	308,024	5/11/63	300 bp — Monthly	(183,920)
CMBX NA BBB−.6 Index	B+/P	67,079	1,286,000	357,508	5/11/63	300 bp — Monthly	(289,679)
CMBX NA BBB−.6 Index	B+/P	217,829	2,012,000	559,336	5/11/63	300 bp — Monthly	(340,333)

Multi-Asset Absolute Return Fund 61

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$440,741	$3,998,000	$1,111,444	5/11/63	300 bp — Monthly	$(668,371)
CMBX NA BBB−.7 Index	BB−/P	171,603	2,462,000	467,288	1/17/47	300 bp — Monthly	(294,248)
CMBX NA BBB−.7 Index	BB−/P	587,623	7,950,000	1,508,910	1/17/47	300 bp — Monthly	(916,649)
JPMorgan Securities LLC
CMBX NA BBB−.6 Index	B+/P	16,227,132	50,757,000	14,110,446	5/11/63	300 bp — Monthly	2,146,295
Merrill Lynch International
CMBX NA BB.7 Index	B/P	23,979	210,000	70,392	1/17/47	500 bp — Monthly	(46,209)
CMBX NA BBB−.6 Index	B+/P	4,041,450	14,999,000	4,169,722	5/11/63	300 bp — Monthly	(119,523)
Morgan Stanley & Co. International PLC
CMBX NA BBB−.6 Index	B+/P	320,980	4,845,000	1,346,910	5/11/63	300 bp — Monthly	(1,023,104)
Upfront premium received		28,188,992		Unrealized appreciation		2,146,295
Upfront premium (paid)		—		Unrealized (depreciation)		(17,031,298)
Total		$28,188,992		Total		$(14,885,003)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$3,715	$433,000	$43,560	5/11/63	(200 bp) — Monthly	$47,106
CMBX NA BB.10 Index	(25,000)	228,000	56,156	11/17/59	(500 bp) — Monthly	30,935
CMBX NA BB.10 Index	(21,916)	210,000	51,723	11/17/59	(500 bp) — Monthly	29,603
CMBX NA BB.11 Index	(81,623)	630,000	53,298	11/18/54	(500 bp) — Monthly	(28,937)

62 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.11 Index	$(18,193)	$193,000	$16,328	11/18/54	(500 bp) — Monthly	$(2,052)
CMBX NA BB.9 Index	(255,056)	2,471,000	523,111	9/17/58	(500 bp) — Monthly	265,652
Credit Suisse International
CMBX NA BB.10 Index	(51,729)	435,000	107,141	11/17/59	(500 bp) — Monthly	54,989
CMBX NA BB.10 Index	(55,104)	413,000	101,722	11/17/59	(500 bp) — Monthly	46,216
CMBX NA BB.7 Index	(29,194)	1,591,129	698,824	5/11/63	(500 bp) — Monthly	668,083
CMBX NA BB.9 Index	(112,076)	1,118,000	236,681	9/17/58	(500 bp) — Monthly	123,518
Goldman Sachs International
CMBX NA BB.7 Index	(296,107)	1,622,000	543,694	1/17/47	(500 bp) — Monthly	246,010
CMBX NA BB.7 Index	(43,113)	255,000	85,476	1/17/47	(500 bp) — Monthly	42,115
CMBX NA BB.7 Index	(30,568)	202,000	67,710	1/17/47	(500 bp) — Monthly	36,946
CMBX NA BB.7 Index	(19,899)	98,000	32,850	1/17/47	(500 bp) — Monthly	12,855
CMBX NA BB.9 Index	(21,896)	184,000	38,953	9/17/58	(500 bp) — Monthly	16,878
CMBX NA BB.9 Index	(22,144)	184,000	38,953	9/17/58	(500 bp) — Monthly	16,629
JPMorgan Securities LLC
CMBX NA BB.17 Index	(1,514,014)	3,092,000	1,036,438	1/17/47	(500 bp) — Monthly	(480,582)
CMBX NA BBB−.7 Index	(2,665,497)	11,354,000	2,154,989	1/17/47	(300 bp) — Monthly	(517,131)
Merrill Lynch International
CMBX NA A.6 Index	8,647	520,000	52,312	5/11/63	(200 bp) — Monthly	60,756
CMBX NA BB.10 Index	(23,898)	420,000	103,446	11/17/59	(500 bp) — Monthly	79,140
CMBX NA BB.11 Index	(273,312)	553,000	46,784	11/18/54	(500 bp) — Monthly	(227,066)
CMBX NA BB.9 Index	(29,958)	769,000	162,797	9/17/58	(500 bp) — Monthly	132,092
Morgan Stanley & Co. International PLC
CMBX NA BBB−.7 Index	(315,451)	3,096,000	587,621	1/17/47	(300 bp) — Monthly	270,363
CMBX NA BB.10 Index	(22,024)	210,000	51,723	11/17/59	(500 bp) — Monthly	29,495

Multi-Asset Absolute Return Fund 63

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(44,620)	$368,000	$77,906	9/17/58	(500 bp) — Monthly	$32,928
CMBX NA BB.9 Index	(22,310)	184,000	38,953	9/17/58	(500 bp) — Monthly	16,464
Upfront premium received	12,362		Unrealized appreciation		2,258,773
Upfront premium (paid)	(5,994,702)		Unrealized (depreciation)		(1,255,768)
Total	$(5,982,340)		Total		$1,003,005
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
NA HY Series 37 Index	B+/P	$(3,535,292)	$37,420,000	$3,317,283	12/20/26	500 bp — Quarterly	$(51,698)
Total	$(3,535,292)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21
Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
EM Series 36 Index	$(2,168,864)	$64,692,000	$2,646,550	12/20/26	(100 bp) — Quarterly	$405,806
NA HY Series 37 Index	6,594,526	69,858,000	6,192,912	12/20/26	(500 bp) — Quarterly	91,134
Total	$4,425,662	$496,940
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

64 Multi-Asset Absolute Return Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$3,533,249	$7,238,459	$—
Capital goods	1,474,239	997,963	—
Communication services	—	753,174	—
Consumer cyclicals	516,283	7,198,546	—
Consumer staples	7,480,315	2,653,760	—
Energy	—	3,276,041	—
Financials	3,411,376	11,506,456	—
Health care	—	3,583,760	—
Technology	5,417,919	29,761,187	—
Transportation	—	2,423,208	—
Utilities and power	—	34,825	11
Total common stocks	21,833,381	69,427,379	11
Asset-backed securities	—	5,692,879	2,307,314
Commodity linked notes	—	46,583,678	—
Corporate bonds and notes	—	1,540,671	—
Foreign government and agency bonds and notes	—	6,858,791	—
Investment companies	65,662,602	—	—
Mortgage-backed securities	—	59,843,914	—
Purchased options outstanding	—	267,997	—
U.S. government and agency mortgage obligations	—	206,107,586	—
U.S. treasury obligations	—	423,444	—
Units	40,108	—	—
Warrants	—	8,260,187	17
Short-term investments	3,086,000	377,809,216	—
Totals by level	$90,622,091	$782,815,742	$2,307,342

Multi-Asset Absolute Return Fund 65

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(3,265,181)	$—
Futures contracts	(5,194,887)	—	—
Written options outstanding	—	(39,433)	—
Forward premium swap option contracts	—	(130,213)	—
TBA sale commitments	—	(143,805,255)	—
Interest rate swap contracts	—	(2,710,343)	—
Total return swap contracts	—	(7,347,012)	—
Credit default contracts	—	(36,533,778)	—
Totals by level	$(5,194,887)	$(193,831,215)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

66 Multi-Asset Absolute Return Fund

Statement of assets and liabilities 10/31/21

ASSETS
Investment in securities, at value, including $11,281,664 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $690,454,375)	$709,264,167
Affiliated issuers (identified cost $166,481,008) (Note 5)	166,481,008
Cash	322,333
Foreign currency (cost $2,254) (Note 1)	1,204
Dividends, interest and other receivables	1,365,995
Foreign tax reclaim	360,304
Receivable for shares of the fund sold	607,827
Receivable for investments sold	31,548,398
Receivable for sales of delayed delivery securities (Note 1)	33,258
Receivable for sales of TBA securities (Note 1)	127,915,839
Receivable for variation margin on futures contracts (Note 1)	49,906
Receivable for variation margin on centrally cleared swap contracts (Note 1)	788,652
Unrealized appreciation on forward premium swap option contracts (Note 1)	137,287
Unrealized appreciation on forward currency contracts (Note 1)	5,277,860
Unrealized appreciation on OTC swap contracts (Note 1)	16,929,458
Premium paid on OTC swap contracts (Note 1)	5,994,702
Prepaid assets	21,625
Total assets	1,067,099,823

LIABILITIES
Payable for investments purchased	23,619,331
Payable for purchases of delayed delivery securities (Note 1)	1,744,518
Payable for purchases of TBA securities (Note 1)	185,274,582
Payable for shares of the fund repurchased	1,304,127
Payable for compensation of Manager (Note 2)	219,240
Payable for custodian fees (Note 2)	38,016
Payable for investor servicing fees (Note 2)	105,487
Payable for Trustee compensation and expenses (Note 2)	268,786
Payable for administrative services (Note 2)	899
Payable for distribution fees (Note 2)	67,250
Payable for variation margin on futures contracts (Note 1)	295,511
Payable for variation margin on centrally cleared swap contracts (Note 1)	386,630
Unrealized depreciation on OTC swap contracts (Note 1)	35,069,835
Premium received on OTC swap contracts (Note 1)	28,201,354
Unrealized depreciation on forward currency contracts (Note 1)	8,543,041
Unrealized depreciation on forward premium swap option contracts (Note 1)	267,500
Written options outstanding, at value (premiums $39,815) (Note 1)	39,433
TBA sale commitments, at value (proceeds receivable $143,934,492) (Note 1)	143,805,255
Collateral on securities loaned, at value (Note 1)	11,679,600
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 8)	3,509,444
Other accrued expenses	835,116
Total liabilities	445,274,955

Net assets	$621,824,868

(Continued on next page)

Multi-Asset Absolute Return Fund 67

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$674,902,292
Total distributable earnings (Note 1)	(53,077,424)
Total — Representing net assets applicable to capital shares outstanding	$621,824,868

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($175,325,265 divided by 17,117,511 shares)	$10.24
Offering price per class A share (100/94.25 of $10.24)*	$10.86
Net asset value and offering price per class B share ($4,193,626 divided by 428,583 shares)**	$9.78
Net asset value and offering price per class C share ($28,284,050 divided by 2,901,076 shares)**	$9.75
Net asset value, offering price and redemption price per class P share
($305,551,007 divided by 29,401,086 shares)	$10.39
Net asset value, offering price and redemption price per class R share
($2,236,740 divided by 223,213 shares)	$10.02
Net asset value, offering price and redemption price per class R6 share
($21,626,285 divided by 2,076,259 shares)	$10.42
Net asset value, offering price and redemption price per class Y share
($84,607,895 divided by 8,177,716 shares)	$10.35

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

68 Multi-Asset Absolute Return Fund

Statement of operations Year ended 10/31/21

INVESTMENT INCOME
Interest (net of foreign tax of $2) (including interest income of $198,501 from investments
in affiliated issuers) (Note 5)	$6,663,153
Dividends (net of foreign tax of $396,285)	4,618,921
Securities lending (net of expenses) (Notes 1 and 5)	26,964
Total investment income	11,309,038

EXPENSES
Compensation of Manager (Note 2)	2,690,531
Investor servicing fees (Note 2)	721,232
Custodian fees (Note 2)	155,559
Trustee compensation and expenses (Note 2)	29,666
Distribution fees (Note 2)	1,030,657
Administrative services (Note 2)	17,821
Other	383,296
Fees waived and reimbursed by Manager (Note 2)	(133,844)
Total expenses	4,894,918
Expense reduction (Note 2)	(5,210)
Net expenses	4,889,708

Net investment income	6,419,330

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	80,434,519
Foreign currency transactions (Note 1)	(259,165)
Forward currency contracts (Note 1)	(1,896,339)
Futures contracts (Note 1)	(37,718,827)
Swap contracts (Note 1)	(19,021,119)
Written options (Note 1)	607,111
Total net realized gain	22,146,180
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments (net of foreign tax of $658,513)	(27,928,889)
Assets and liabilities in foreign currencies	21,490
Forward currency contracts	(4,015,893)
Futures contracts	(3,525,464)
Swap contracts	7,139,483
Written options	(652,841)
Total change in net unrealized depreciation	(28,962,114)

Net loss on investments	(6,815,934)

Net decrease in net assets resulting from operations	$(396,604)

The accompanying notes are an integral part of these financial statements.

Multi-Asset Absolute Return Fund 69

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/21	Year ended 10/31/20
Operations
Net investment income	$6,419,330	$16,359,167
Net realized gain (loss) on investments
and foreign currency transactions	22,146,180	(131,191,748)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(28,962,114)	9,639,046
Net decrease in net assets resulting from operations	(396,604)	(105,193,535)
Decrease from capital share transactions (Note 4)	(173,370,645)	(232,472,827)
Total decrease in net assets	(173,767,249)	(337,666,362)

NET ASSETS
Beginning of year	795,592,117	1,133,258,479
End of year	$621,824,868	$795,592,117

The accompanying notes are an integral part of these financial statements.

70 Multi-Asset Absolute Return Fund

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Multi-Asset Absolute Return Fund 71

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized										Ratio of	investment
	value,	investment	and unrealized	Total from	From net	From net			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	realized gain	From return	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	on investments	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class A
October 31, 2021	$10.29	.08	(.13)	(.05)	—	—	—	—	—	$10.24	(.49)	$175,325	.88[d]	.73[d]	1,040
October 31, 2020	11.47	.17	(1.35)	(1.18)	—	—	—	—	—	10.29	(10.29)	226,129	.86[d]	1.56[d]	416
October 31, 2019	11.39	.27	.18	.45	(.37)	—	—[h]	(.37)	—	11.47	4.24	285,722	.89[d]	2.36[d]	638
October 31, 2018	12.34	.23	(.88)	(.65)	(.24)	(.06)	—	(.30)	—[f]	11.39	(5.43)	357,330	1.02[d,g]	1.96[d]	479
October 31, 2017	11.28	.24	.82	1.06	—	—	—	—	—	12.34	9.40	262,943	1.16	2.01	559
Class B
October 31, 2021	$9.90	(.01)	(.11)	(.12)	—	—	—	—	—	$9.78	(1.21)	$4,194	1.63[d]	(.06)[d]	1,040
October 31, 2020	11.12	.09	(1.31)	(1.22)	—	—	—	—	—	9.90	(10.97)	9,037	1.61[d]	.85[d]	416
October 31, 2019	11.04	.18	.18	.36	(.28)	—	—[h]	(.28)	—	11.12	3.48	16,092	1.64[d]	1.62[d]	638
October 31, 2018	11.95	.14	(.86)	(.72)	(.13)	(.06)	—	(.19)	—[f]	11.04	(6.11)	26,759	1.77[d,g]	1.20[d]	479
October 31, 2017	11.01	.15	.79	.94	—	—	—	—	—	11.95	8.54	23,289	1.91	1.30	559
Class C
October 31, 2021	$9.86	(.01)	(.10)	(.11)	—	—	—	—	—	$9.75	(1.12)	$28,284	1.63[d]	(.08)[d]	1,040
October 31, 2020	11.08	.09	(1.31)	(1.22)	—	—	—	—	—	9.86	(11.01)	73,200	1.61[d]	.86[d]	416
October 31, 2019	11.01	.18	.18	.36	(.29)	—	—[h]	(.29)	—	11.08	3.47	139,156	1.64[d]	1.62[d]	638
October 31, 2018	11.93	.14	(.86)	(.72)	(.14)	(.06)	—	(.20)	—[f]	11.01	(6.13)	201,582	1.77[d,g]	1.22[d]	479
October 31, 2017	10.99	.15	.79	.94	—	—	—	—	—	11.93	8.55	151,075	1.91	1.29	559
Class P
October 31, 2021	$10.39	.12	(.12)	—[h]	—	—	—	—	—	$10.39	—	$305,551	.46[d]	1.19[d]	1,040
October 31, 2020	11.54	.21	(1.36)	(1.15)	—	—	—	—	—	10.39	(9.97)	277,872	.46[d]	1.92[d]	416
October 31, 2019	11.47	.31	.18	.49	(.42)	—	—[h]	(.42)	—	11.54	4.58	258,501	.50[d]	2.77[d]	638
October 31, 2018	12.42	.29	(.90)	(.61)	(.28)	(.06)	—	(.34)	—[f]	11.47	(5.03)	220,539	.63[d,g]	2.42[d]	479
October 31, 2017	11.31	.29	.82	1.11	—	—	—	—	—	12.42	9.81	89,518.78		2.41	559
Class R
October 31, 2021	$10.09	.05	(.12)	(.07)	—	—	—	—	—	$10.02	(.69)	$2,237	1.13[d]	.51[d]	1,040
October 31, 2020	11.27	.14	(1.32)	(1.18)	—	—	—	—	—	10.09	(10.47)	2,607	1.11[d]	1.33[d]	416
October 31, 2019	11.20	.24	.17	.41	(.34)	—	—[h]	(.34)	—	11.27	3.93	3,746	1.14[d]	2.13[d]	638
October 31, 2018	12.16	.19	(.86)	(.67)	(.23)	(.06)	—	(.29)	—[f]	11.20	(5.65)	4,377	1.27[d,g]	1.65[d]	479
October 31, 2017	11.15	.20	.81	1.01	—	—	—	—	—	12.16	9.06	4,597	1.41	1.73	559
Class R6
October 31, 2021	$10.42	.12	(.12)	—[h]	—	—	—	—	—	$10.42	—	$21,626	.50[d]	1.13[d]	1,040
October 31, 2020	11.58	.21	(1.37)	(1.16)	—	—	—	—	—	10.42	(10.02)	10,764	.50[d]	1.93[d]	416
October 31, 2019	11.50	.31	.18	.49	(.41)	—	—[h]	(.41)	—	11.58	4.60	13,717	.54[d]	2.73[d]	638
October 31, 2018	12.45	.27	(.88)	(.61)	(.28)	(.06)	—	(.34)	—[f]	11.50	(5.06)	13,971	.67[d,g]	2.29[d]	479
October 31, 2017	11.35	.28	.82	1.10	—	—	—	—	—	12.45	9.69	9,071.82		2.37	559

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

72 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 73

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized										Ratio of	investment
	value,	investment	and unrealized	Total from	From net	From net			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	realized gain	From return	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	on investments	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class Y
October 31, 2021	$10.36	.10	(.11)	(.01)	—	—	—	—	—	$10.35	(.10)	$84,608	.63[d]	.98[d]	1,040
October 31, 2020	11.52	.21	(1.37)	(1.16)	—	—	—	—	—	10.36	(10.07)	195,984	.61[d]	1.89[d]	416
October 31, 2019	11.45	.30	.17	.47	(.40)	—	—[h]	(.40)	—	11.52	4.39	409,994	.64[d]	2.61[d]	638
October 31, 2018	12.40	.26	(.88)	(.62)	(.27)	(.06)	—	(.33)	—[f]	11.45	(5.16)	679,839	.77[d,g]	2.19[d]	479
October 31, 2017	11.31	.27	.82	1.09	—	—	—	—	—	12.40	9.64	622,673.91		2.29	559

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
October 31, 2021	0.02%
October 31, 2020	0.04
October 31, 2019	0.03
October 31, 2018	0.02

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

g Includes one-time merger costs of 0.01%.

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

74 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 75

Notes to financial statements 10/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2020 through October 31, 2021.

Putnam Multi-Asset Absolute Return Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. In pursuing a positive total return, the fund’s strategies are generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. The fund aims to accomplish this objective by combining “directional” strategies and “non-directional” strategies. The directional strategies seek efficient, diversified exposure to investment markets. They also seek to balance risk and provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The non-directional strategies aim to provide positive returns that have minimal correlation with traditional asset classes, such as equities or equity-like investments. The non-directional strategies are generally implemented using paired long and short positions in an effort to capitalize on long-term market inefficiencies and short-term opportunities. The non-directional strategies may involve the use of active trading strategies, currency transactions and options transactions.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class P, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

76 Multi-Asset Absolute Return Fund

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swaps taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments,

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including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $70,484,052 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and

78 Multi-Asset Absolute Return Fund

foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

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Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

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In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

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TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $47,043,285 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $48,946,244 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $11,679,600 and the value of securities loaned amounted to $11,281,664.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

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Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$45,854,470	$15,174,909	$61,029,379

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, foreign taxes paid on capital gains, defaulted bond interest, unrealized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $9,644,417 to decrease undistributed net investment income and $9,644,417 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$101,796,288
Unrealized depreciation	(104,736,649)
Net unrealized depreciation	(2,940,361)
Undistributed ordinary income	5,176,959
Undistributed long-term gains	7,245,365
Capital Loss Carryforward	(61,029,379)
Cost for federal income tax purposes	$679,659,433

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Multi-Asset Absolute Return Fund 83

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Prior to April 30, 2018, the annual rates were as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,
0.980%	of the next $5 billion,	0.810%	of the next $50 billion,
0.930%	of the next $10 billion,	0.800%	of the next $100 billion and
0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by Putnam Absolute Return 500 Fund’s class A shares for periods prior to April 30, 2018 and by the fund’s class A shares for periods thereafter) and the annualized performance of the ICE BofA U.S. Treasury Bill Index plus 5.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/–0.20%. Each month, the performance adjustment rate is multiplied by the fund’s combined average net assets (calculated as the combined average net assets of Putnam Absolute Return 500 Fund and the fund for periods prior to April 30, 2018 and as the fund’s average net assets for periods thereafter) over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s combined average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to April 30, 2018, the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease was calculated monthly based on a performance adjustment rate that was equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofA U.S. Treasury Bill Index plus 7.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate was +/- 0.28%. Each month, the performance adjustment rate was multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount was added to, or subtracted from, the base fee for that month. The monthly base fee was determined based on the fund’s average net assets for the month, while the performance adjustment was determined based on the fund’s average net assets over the performance period of up to thirty-six months.

The management contract also provides for a reduction of the management fee for the fund in any circumstance where the fee payable by the fund is higher than what the management fee would have been under the prior fee schedule in effect for the fund prior to the funds merger with Putnam Absolute Return 500 Fund on April 30, 2018 (the “Prior Management Contract”). Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the Prior Management Contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed

84 Multi-Asset Absolute Return Fund

its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.386% of the fund’s average net assets, which included an effective base fee of 0.712% and a decrease of 0.326% ($2,270,228) based on performance.

Putnam Management has contractually agreed, through February 28, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through July 1, 2021, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustments to the fund’s management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $133,844 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$363,298	Class R	4,137
Class B	11,594	Class R6	12,617
Class C	82,025	Class Y	217,904
Class P	29,657	Total	$721,232

Multi-Asset Absolute Return Fund 85

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $5,210 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $414, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$500,090
Class B	1.00%	1.00%	64,153
Class C	1.00%	1.00%	455,038
Class R	1.00%	0.50%	11,376
Total			$1,030,657

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,322 from the sale of class A shares and received $797 and $1,141 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $133 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$5,009,641,724	$5,436,258,489
U.S. government securities (Long-term)	—	—
Total	$5,009,641,724	$5,436,258,489

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

86 Multi-Asset Absolute Return Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	3,011,736	$30,981,100	3,781,573	$41,210,635
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	3,011,736	30,981,100	3,781,573	41,210,635
Shares repurchased	(7,878,768)	(81,520,661)	(6,715,405)	(72,525,305)
Net decrease	(4,867,032)	$(50,539,561)	(2,933,832)	$(31,314,670)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	1,142	$11,315	1,640	$17,850
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	1,142	11,315	1,640	17,850
Shares repurchased	(485,367)	(4,823,688)	(536,444)	(5,621,200)
Net decrease	(484,225)	$(4,812,373)	(534,804)	$(5,603,350)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	79,919	$790,928	209,619	$2,201,487
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	79,919	790,928	209,619	2,201,487
Shares repurchased	(4,599,338)	(45,289,002)	(5,351,053)	(55,880,946)
Net decrease	(4,519,419)	$(44,498,074)	(5,141,434)	$(53,679,459)

			YEAR ENDED 10/31/20*
Class M			Shares	Amount
Shares sold			166	$1,834
Shares issued in connection with
reinvestment of distributions			—	—
			166	1,834
Shares repurchased			(566,186)	(6,211,429)
Net decrease			(566,020)	$(6,209,595)

Multi-Asset Absolute Return Fund 87

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class P	Shares	Amount	Shares	Amount
Shares sold	20,081,370	$209,465,132	36,369,149	$389,443,438
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	20,081,370	209,465,132	36,369,149	389,443,438
Shares repurchased	(17,416,108)	(181,543,147)	(32,033,437)	(341,892,105)
Net increase	2,665,262	$27,921,985	4,335,712	$47,551,333

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	34,698	$351,074	12,247	$131,079
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	34,698	351,074	12,247	131,079
Shares repurchased	(69,882)	(706,575)	(86,156)	(896,136)
Net decrease	(35,184)	$(355,501)	(73,909)	$(765,057)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,121,668	$22,057,975	334,908	$3,737,256
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	2,121,668	22,057,975	334,908	3,737,256
Shares repurchased	(1,078,159)	(11,294,831)	(487,051)	(5,310,883)
Net increase (decrease)	1,043,509	$10,763,144	(152,143)	$(1,573,627)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,367,432	$14,256,360	6,413,934	$69,737,986
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	1,367,432	14,256,360	6,413,934	69,737,986
Shares repurchased	(12,099,866)	(126,106,625)	(23,084,310)	(250,616,388)
Net decrease	(10,732,434)	$(111,850,265)	(16,670,376)	$(180,878,402)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 48.7% of the outstanding shares of the fund.

88 Multi-Asset Absolute Return Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/20	cost	proceeds	income	of 10/31/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$54,965,683	$875,161,022	$918,447,105	$41,426	$11,679,600
Putnam Short Term
Investment Fund**	194,264,638	73,477,952	112,941,182	198,501	154,801,408
Total Short-term
investments	$249,230,321	$948,638,974	$1,031,388,287	$239,927	$166,481,008

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Multi-Asset Absolute Return Fund 89

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$33,000
Purchased currency option contracts (contract amount)	$70,800,000
Purchased swap option contracts (contract amount)	$17,600,000
Written currency option contracts (contract amount)	$19,800,000
Written swap option contracts (contract amount)	$13,900,000
Futures contracts (number of contracts)	6,000
Forward currency contracts (contract amount)	$846,400,000
Centrally cleared interest rate swap contracts (notional)	$301,000,000
OTC total return swap contracts (notional)	$1,697,100,000
Centrally cleared total return swap contracts (notional)	$115,100,000
OTC credit default contracts (notional)	$191,200,000
Centrally cleared credit default contracts (notional)	$189,000,000
Warrants (number of warrants)	3,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$13,043,609*	Unrealized depreciation	$49,577,387*
Foreign exchange
contracts	Investments, Receivables	5,545,857	Payables	8,582,474
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	21,123,870*	Unrealized depreciation	17,049,313*
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	4,110,804*	Unrealized depreciation	15,307,612*
Total		$43,824,140		$90,516,786

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

90 Multi-Asset Absolute Return Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(4,043,878)	$(4,043,878)
Foreign exchange
contracts	—	87,967	—	(1,896,339)	—	$(1,808,372)
Equity contracts	3,615,859	(4,791,751)	(16,221,599)	—	(9,456,242)	$(26,853,733)
Interest rate
contracts	—	446,577	(21,497,228)	—	(5,520,999)	$(26,571,650)
Total	$3,615,859	$(4,257,207)	$(37,718,827)	$(1,896,339)	$(19,021,119)	$(59,277,633)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$8,592,812	$8,592,812
Foreign exchange
contracts	—	(20,797)	—	(4,015,893)	—	$(4,036,690)
Equity contracts	(4,877,750)	1,432,482	(1,678,489)	—	4,088,964	$(1,034,793)
Interest rate
contracts	—	(235,675)	(1,846,975)	—	(5,542,293)	$(7,624,943)
Total	$(4,877,750)	$1,176,010	$(3,525,464)	$(4,015,893)	$7,139,483	$(4,103,614)

Multi-Asset Absolute Return Fund 91

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$ 130,316	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$130,316
OTC Total return
swap contracts*#	7,307,322	135,566	—	—	505,265	—	—	2,181,630	—	1,241,604	—	—	—	—	—	—	1,153,003	—	12,524,390
Centrally cleared total return
swap contracts§	—	—	465,539	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	465,539
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	740,380	1,140,909	805,160	—	—	3,181,798	363,443	753,655	—	—	—	—	—	6,985,345
Centrally cleared credit
default contracts§	—	—	192,797	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	192,797
Futures contracts§	—	—	—	49,906	—	—	—	—	—	—	—	—	—	—	—	—	—	—	49,906
Forward currency contracts#	19,930	118,447	—	—	181,033	—	242,385	254,376	30,953	1,544,851	—	—	633,160	208,071	1,273,353	407,896	337,363	26,042	5,277,860
Forward premium swap
option contracts#	20,206	—	—	—	—	—	—	12,623	—	104,458	—	—	—	—	—	—	—	—	137,287
Purchased options**#	11,969	—	—	—	—	—	—	172,781	—	48,561	—	—	—	—	—	33,129	1,557	—	267,997
Repurchase agreements **	—	—	—	—	—	69,102,000	—	—	—	—	—	—	—	—	—	—	—	—	69,102,000
Total Assets	$7,359,427	$254,013	$788,652	$49,906	$686,298	$69,842,380	$1,383,294	$3,426,570	$30,953	$2,939,474	$3,181,798	$363,443	$1,386,815	$208,071	$1,273,353	$441,025	$1,491,923	$26,042	$95,133,437
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	386,630	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	386,630
OTC Total return
swap contracts*#	8,195,153	—	—	—	2,541,746	—	1,347,908	2,444,270	—	—	—	—	—	—	—	—	2,253,692	—	16,782,769
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection sold*#	117,625	354,403	—	—	—	4,769,203	11,894,949	6,281,733	—	—	14,080,837	4,231,161	1,344,084	—	—	—	—	—	43,073,995
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	97,325	—	—	—	—	—	—	198,186	—	—	—	—	—	—	—	295,511
Forward currency contracts#	774,820	282,861	—	—	533,679	—	—	1,999,828	453,423	45,198	—	—	1,161,430	437,850	522,619	613,049	1,671,228	47,056	8,543,041
Forward premium swap
option contracts#	139,849	—	—	—	—	—	—	12,067	—	115,584	—	—	—	—	—	—	—	—	267,500

92 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 93

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities,Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Written options#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$39,433	$—	$—	$39,433
Reverse repurchase agreements	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Liabilities	$9,227,447	$637,264	$386,630	$97,325	$3,075,425	$4,769,203	$13,242,857	$10,737,898	$453,423	$160,782	$14,279,023	$4,231,161	$2,505,514	$437,850	$522,619	$652,482	$3,924,920	$47,056	$69,388,879
Total Financial and Derivative
Net Assets	$(1,868,020)	$(383,251)	$402,022	$(47,419)	$(2,389,127)	$65,073,177	$(11,859,563)	$(7,311,328)	$(422,470)	$2,778,692	$(11,097,225)	$(3,867,718)	$(1,118,699)	$(229,779)	$750,734	$(211,457)	$(2,432,997)	$(21,014)	$25,744,558
Total collateral
received (pledged)†##	$(1,708,532)	$(383,251)	$—	$—	$(2,123,150)	$65,073,177	$(11,859,563)	$(7,311,328)	$(353,931)	$2,690,000	$(11,032,986)	$(3,867,718)	$(677,822)	$(229,779)	$423,444	$(151,955)	$(2,432,997)	$—
Net amount	$(159,488)	$—	$402,022	$(47,419)	$(265,977)	$—	$—	$—	$(68,539)	$88,692	$(64,239)	$—	$(440,877)	$—	$327,290	$(59,502)	$—	$(21,014)
Controlled collateral
received (including
TBA commitments)**	$—	$—	$—	$266,000	$—	$—	$—	$—	$—	$2,690,000	$130,000	$—	$—	$—	$423,444	$—	$—	$—	$3,509,444
Uncontrolled collateral received	$—	$—	$—	$—	$—	$70,484,052	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$70,484,052
Collateral (pledged) (including
TBA commitments)**	$(1,708,532)	$(854,871)	$—	$—	$(2,123,150)	$(4,150,128)	$(12,560,208)	$(7,318,964)	$(353,931)	$—	$(11,032,986)	$(3,972,132)	$(677,822)	$(241,913)	$—	$(151,955)	$(3,799,652)	$—	$(48,946,244)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $6,642,712 and $9,400,813, respectively.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

94 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 95

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $7,969,902 as a capital gain dividend with respect to the taxable year ended October 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, the fund hereby designates 42.31%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

96 Multi-Asset Absolute Return Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Multi-Asset Absolute Return Fund 97

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

98 Multi-Asset Absolute Return Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Multi-Asset Absolute Return Fund 99

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

100 Multi-Asset Absolute Return Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisors	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
The Putnam Advisory Company, LLC	Mona K. Sutphen	Assistant Treasurer
100 Federal Street
Boston, MA 02110	Officers	Denere P. Poulack
	Robert L. Reynolds	Assistant Vice President,
Marketing Services	President	Assistant Clerk, and
Putnam Retail Management		Assistant Treasurer
Limited Partnership	James F. Clark
100 Federal Street	Vice President, Chief Compliance	Janet C. Smith
Boston, MA 02110	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Custodian	Nancy E. Florek	Principal Accounting Officer,
State Street Bank	Vice President, Director of	and Assistant Treasurer
and Trust Company	Proxy Voting and Corporate
	Governance, Assistant Clerk,	Stephen J. Tate
Legal Counsel	and Assistant Treasurer	Vice President and
Ropes & Gray LLP		Chief Legal Officer
Michael J. Higgins
Independent Registered	Vice President, Treasurer,	Mark C. Trenchard
Public Accounting Firm	and Clerk	Vice President
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Multi-Asset Absolute Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2021	$135,406	$ —	$21,733	$ —
October 31, 2020	$152,225	$ —	$13,642	$ —

For the fiscal years ended October 31, 2021 and October 31, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $286,632 and $359,484 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2021	$ —	$264,899	$ —	$ —
October 31, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2021